SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

FILED BY THE REGISTRANT [ X ]
FILED BY A PARTY OTHER THAN THE REGISTRANT [   ]

CHECK THE APPROPRIATE BOX:
[   ] PRELIMINARY PROXY STATEMENT
[ X ] DEFINITIVE PROXY STATEMENT
[   ] DEFINITIVE ADDITIONAL MATERIALS
[   ] SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                         MEDTRONIC, INC
           . . . . . . . . . . . . . . . . . . . . . . . . . . . .
            (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                        CAROL E. MALKINSON
           . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE
APPROPRIATE BOX):
[ X ] $125 PER EXCHANGE ACT RULES 0-11(C) (1)(II), 14A-6(I)
      (1), OR 14A- 6(J) (2).
[   ] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE
      14A-6(I) (3).
[   ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES
      14A-6(I) (4) and 0-11.
      1) Title of each class of securities to which transaction applies

           . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      2) Aggregate number of securities to which transaction applies

           . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/

           . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      4) Proposed maximum aggregate value of transaction

           . . . . . . . . . . . . . . . . . . . . . . . . . . . .


_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

  [   ] Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a) (2) and identify the filing for
        which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and
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        1) Amount Previously Paid:

           . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        2) Form, Schedule or Registration Statement No.:

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        3) Filing Party:

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        4) Date Filed:

           . . . . . . . . . . . . . . . . . . . . . . . . . . . .



NOTICE OF 1994
ANNUAL MEETING AND
PROXY STATEMENT
Medtronic, Inc.
7000 Central Avenue N.E.
Minneapolis, MN 55432

 [LOGO]

7000 Central Avenue N.E.
Minneapolis, Minnesota 55432
Telephone: 612/574-4000
                                July 28, 1994


Dear Shareholder:

You are cordially invited to join us for our Annual Meeting of Shareholders to be held this year on Wednesday, August 31, 1994, at 10:00 a.m. (CDT) at Medtronic's Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota.

The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend, we encourage you to make certain that you are represented at the Meeting by signing the accompanying Proxy card and promptly returning it in the enclosed envelope.

Sincerely,

/s/ Winston R. Wallin
Winston R. Wallin
Chairman of the Board

/s/ William W. George
William W. George
President and Chief Executive Officer


                           NOTICE OF ANNUAL MEETING
                               OF SHAREHOLDERS
                          WEDNESDAY, AUGUST 31, 1994

To Our Shareholders:

The 1994 Annual Meeting of Shareholders of Medtronic, Inc. will be held Wednesday, August 31, 1994, at the Medtronic, Inc. Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota, at 10:00 a.m. (CDT) for the following purposes:

1. To elect five Class II directors for three-year terms.

2. To act upon a proposal to approve the Company's 1994 Stock Award Plan.

3. To act upon a proposal to approve the Company's Management Incentive Plan.

4. To approve appointment of Price Waterhouse as the Company's independent auditors.

5. To take action on any other business that may properly be considered at the Meeting or any adjournment thereof.

These items are more fully described in the following pages of the Proxy Statement.

Shareholders of record at the close of business on July 8, 1994 will be entitled to vote at the Meeting and any adjournments of the Meeting.

By Order of the Board of Directors,

/s/ Ronald E. Lund
Ronald E. Lund
Secretary


Approximate Date of Mailing
Proxy Material: July 28, 1994


                           YOUR VOTE IS IMPORTANT.
                 PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD
               AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
MEDTRONIC, INC.
7000 CENTRAL AVENUE N.E.
MINNEAPOLIS, MINNESOTA 55432
                               PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                               AUGUST 31, 1994

The Board of Directors of Medtronic, Inc. ("Medtronic" or the "Company") is soliciting the accompanying proxy for the Annual Meeting of Shareholders of Medtronic to be held on August 31, 1994.

A proxy card is enclosed. In order to register your vote, complete, date and sign the proxy card and return it in the envelope supplied.

When stock is registered in the name of more than one person, each such person should sign the proxy. If the shareholder is a corporation, the proxy should be signed in its corporate name by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian, custodian or in any other representative capacity, the signer's full title should be given.

Shareholders are entitled to one vote for each share of Medtronic Common Stock, $.10 par value, they hold of record as of the close of business on July 8, 1994. On that date, 57,559,109 shares of Medtronic Common Stock were outstanding. A quorum (a majority of the outstanding shares) must be represented at the Meeting in person or by proxy to transact business.

Shares represented by a properly executed proxy received by Medtronic prior to the Meeting and not revoked will be voted in accordance with the instructions of the shareholder or, if no instructions are indicated, in accordance with the recommendations of the Board of Directors. A proxy may be revoked at any time before it is exercised by written revocation to the Corporate Secretary of Medtronic or by filing with the Corporate Secretary a new written proxy.

                            ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES
The Board of Directors is divided into three classes. The members of each class are elected to serve three-year terms with the terms of office of each class ending in successive years. William W. George, Bernadine P. Healy, M.D., Richard L. Schall, Gordon M. Sprenger and Richard A. Swalin, Ph.D. are the nominees for election to the Board as Class II directors to serve until the 1997 annual meeting and until their successors are elected and qualified. All of the nominees are currently directors and were elected to the Board of Directors by the shareholders, except for Bernadine P. Healy, M.D., who was elected by the Board on July 15, 1993.

All of the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by the proxy cards may be voted for a substitute designated by the Board, unless an instruction to the contrary is indicated on the proxy card.

THE BOARD RECOMMENDS A VOTE FOR ELECTING THE NOMINEES.

                        DIRECTOR NOMINEES -- CLASS II
                              (TERM ENDING 1997)

                                        Medtronic's President and Chief Executive Officer since
                                        May 1991; President and Chief Operating Officer from
                                        March 1989 to April 1991. President, Honeywell Space and
                                        Aviation Systems (products for commercial and military
                                        aviation markets and space and satellite applications),
                                        from December 1987 to March 1989; President, Honeywell
[photo]                                 Industrial Automation and Control, from May 1987 to
WILLIAM W. GEORGE, age 51               December 1987 and Executive Vice President of that
DIRECTOR SINCE 1989                     business from January 1983 to May 1987. Also a director
Class II Director                       of Dayton Hudson Corporation, Valspar Corporation, The
Term expires 1994                       Toro Company and HealthSpan Health Systems Corporation;
                                        a trustee of Abbott-Northwestern Hospital; and a
                                        director of the Health Industry Manufacturers
                                        Association.



                                        Physician affiliated with The Cleveland Clinic
                                        Foundation (nonprofit medical research organization)
                                        since July 1993; Director of the National Institutes of
                                        Health from April 1991 to June 1993; Chairman of the
[photo]                                 Research Institute of The Cleveland Clinic Foundation
BERNADINE P. HEALY, M.D., age 49        from November 1985 to April 1991; President, the
DIRECTOR SINCE 1993                     American Heart Association, National Center, from 1988
(AND 1987-1991)                         to 1989; Deputy Director of Office of Science and
Class II Director                       Technology Policy, Executive Office of the United States
Term expires 1994                       President, from 1984 to 1985; Professor of Medicine, The
                                        Johns Hopkins University School of Medicine, from 1977
                                        to 1984; a trustee of Battelle Memorial Institute.



                                        Consultant since February 1985; Vice Chairman of Dayton
                                        Hudson Corporation (retailing) from December 1977 to
[photo]                                 retirement in February 1985. Also a director of EcoLab
RICHARD L. SCHALL, age 64               Inc., First Bank System, Inc., CTL Credit, Inc. and
DIRECTOR SINCE 1971                     Space Center Company; a trustee of Santa Barbara City
Class II Director                       College Foundation and a director of the Santa Barbara
Term expires 1994                       Foundation Finance Committee.



                                        Chief Executive Officer and a director of HealthSpan
                                        Health Systems Corporation (health care delivery) since
                                        September 1992; President and Chief Executive Officer of
[photo]                                 LifeSpan, Inc. (health care delivery) from 1982 to
GORDON M. SPRENGER, age 57              September 1992; Chief Executive Officer of
DIRECTOR SINCE 1991                     Abbott-Northwestern Hospital from 1982 to September
Class II Director                       1992; President of Abbott-Northwestern Hospital from
Term expires 1994                       1982 to 1988. Member of Board of Regents, St. Olaf
                                        College.



                                        Professor of Materials Science and Technology Management
                                        at The University of Arizona since August 1984;
                                        consultant in technology management since November 1987;
[photo]                                 President and Chief Executive Officer of Arizona
RICHARD A. SWALIN, PH.D., age 65        Technology Development Corp. from February 1987 to
DIRECTOR SINCE 1980                     November 1987; Dean of the College of Engineering and
(AND 1973-1977)                         Mines at The University of Arizona from September 1984
Class II Director                       to July 1987; Vice President of Research and Development
Term expires 1994                       at Allied-Signal Corp. from 1977 to 1984. Also a
                                        director of BMC Corp.


                           BOARD MEMBERS CONTINUING IN OFFICE -- CLASS I
                                           (TERM ENDING 1996)



                                        Consultant since February 1994. Chairman of Rosemount
                                        Inc. (measurement and control instruments) from 1986
                                        until retirement in February 1994, and President and
[photo]                                 Chief Executive Officer from July 1968 until retirement
VERNON H. HEATH, age 65                 in October 1991. Also a director of Tennant Company and
DIRECTOR SINCE 1983                     Supervalu Inc., a Life Director of Sister Kenny
Class I Director                        Institute, a trustee of the University of Minnesota
Term expires 1996                       Foundation and a director of the Courage Center.



                                        Vice President and Chief Information Officer of
                                        International Telecommunications Satellite Organization
                                        (INTELSAT) (operates global satellite system for
                                        domestic and international information services) since
                                        July 1992; Vice President, High Technology Center, The
                                        Boeing Company, October 1984 to June 1992; Deputy
                                        Undersecretary of Defense for Research and Advanced
                                        Technology, 1982 to 1984; Executive Director, Government
[photo]                                 Systems Division, Control Data Corporation, 1980 to
EDITH W. MARTIN, PH.D., age 49          1982; and Director, Computer Science and Technology
DIRECTOR SINCE 1993                     Laboratory, Georgia Institute of Technology, 1976 to
Class I Director                        1980. Also a director of Immunex Corporation and
Term expires 1996                       Information Resources, Inc., a member of the Steering
                                        Committee of the Scottish Collaborative Initiative on
                                        Optoelectronic Sciences and the External Advisory
                                        Committee of Mechanical and Electronic Engineering
                                        Division of Los Alamos National Laboratory, and a fellow
                                        of the Institute of Electrical and Electronic Engineers.



                                        Vice Chairman of Medtronic since July 1988 and Executive
                                        Vice President from September 1986 to July 1988;
                                        Chairman and Chief Executive Officer of American
                                        MedCenters, Inc. (HMO management) from July 1984 to
[photo]                                 August 1986; President and Chairman of the Board of
GLEN D. NELSON, M.D., age 57            Trustees of Park Nicollet Medical Center (medical
DIRECTOR SINCE 1980                     services) from 1975 to 1986; Surgeon at Park Nicollet
Class I Director                        Medical Center from 1969 to 1986. Also a director of
Term expires 1996                       Northwestern National Life Insurance Company, The NWNL
                                        Companies, Inc., The St. Paul Companies, Inc., and
                                        Carlson Holdings, Inc.



                                        Chairman of the Board of Stericycle, Inc. (medical waste
                                        treatment and recycling business) since 1990; President
                                        and Chief Operating Officer of Abbott Laboratories
[photo]                                 (health care products company) from January 1987 to
JACK W. SCHULER age 53                  August 1989; a director of that company from April 1985
DIRECTOR SINCE 1990                     to August 1989 and Executive Vice President from January
Class I Director                        1985 to January 1987. Also a director of Somatogen, Inc.
Term expires 1996                       and Chiron Corp.


                                        Private venture capital investor since June 1978;
                                        President and Chief Executive Officer of Omnetics
                                        Connector Corporation (microminiature connectors) since
                                        March 1991; President and Chief Executive Officer of
[photo]                                 Unisource Corporation (general partner of real estate
GERALD W. SIMONSON, age 64              limited partnerships and equity investments) since
DIRECTOR SINCE 1962                     January 1980. Also a director of Unisource Corporation,
Class I Director                        Northwest Teleproductions, Inc., The Chromaline
Term expires 1996                       Corporation and Winthrop Resources Corporation, and
                                        Chairman of the Board of Fairview Hospital and
                                        Healthcare Services.



                          BOARD MEMBERS CONTINUING IN OFFICE -- CLASS III
                                           (TERM ENDING 1995)



                                        Medtronic's Founder and consultant to the Company since
                                        retirement in April 1989; Senior Chairman from January
                                        1986 to May 1989, and Chairman of the Board of Directors
                                        for more than five years before January 1986. Also a
[photo]                                 director of Medical Graphics Corp. and North Hawaii
EARL E. BAKKEN, age 70                  Community Hospital. Mr. Bakken Will Retire From The
DIRECTOR SINCE 1957                     Board on August 31, 1994 in accordance with the Board's
Class III Director                      mandatory retirement policy. He will continue his
Retires August 1994                     contributions to the Company as Founder and Director
                                        Emeritus.



                                        Consultant since May 1992. Vice Chairman of General
                                        Mills, Inc. (consumer foods and restaurants) from
                                        January 1981 to May 1992 and Chief Financial and
[photo]                                 Administrative Officer of such company from November
F. CALEB BLODGETT, age 67               1985 to May 1992, when he retired. Also a director of
DIRECTOR SINCE 1976                     Northwestern National Life Insurance Company, The NWNL
Class III Director                      Companies, Inc. and HealthSpan Health Systems
Term expires 1995                       Corporation, and a trustee of Abbott-Northwestern
                                        Hospital and Beloit College.



                                        Chairman and Professor of the Department of Medicine
                                        since 1977 and J. S. Abercrombie Chair, Atherosclerosis
[photo]                                 and Lipoprotein Research, since 1976 at Baylor College
ANTONIO M. GOTTO, JR., M.D., age 58     of Medicine and Methodist Hospital. Director and
DIRECTOR SINCE 1992                     principal investigator, Specialized Center of Research
Class III Director                      in Arteriosclerosis, National Heart, Lung and Blood
Term expires 1995                       Institute; and president, International Atherosclerosis
                                        Society.



                                        Professor, Graduate School of Business, University of
                                        St. Thomas, St. Paul, Minnesota since June 1985;
                                        Chairman, Minneapolis-St. Paul Metropolitan Airports
                                        Commission, from February 1989 to January 1991; Chairman
                                        of the Board of Directors and Chief Executive Officer of
                                        Inter-Regional Financial Group, Inc. (holding company
[photo]                                 for various financial enterprises) from 1976 to June
THOMAS E. HOLLORAN, age 64              1985. Also a director of Flexsteel Industries, Inc., MTS
DIRECTOR SINCE 1960                     Systems Corp., ADC Telecommunications Inc., National
Class III Director                      City Bank of Minneapolis, National City Bancorporation
Term expires 1995                       and Space Center Company; chairman and a director of
                                        Malt-O-Meal Company and the Bush Foundation; and a
                                        director of the Minnesota Center for Corporate
                                        Responsibility.



                                        Medtronic's Chairman of the Board since January 1986 and
                                        Chief Executive Officer from June 1985 to April 1991;
                                        President of the Company from June 1985 to March 1989;
[photo]                                 Vice Chairman of The Pillsbury Company (international
WINSTON R. WALLIN, age 68               food company) from March 1984 to June 1985; President
DIRECTOR SINCE 1978                     and Chief Operating Officer of that company from 1977 to
Class II Director                       1984. Also a director of Bemis Company, Inc., Supervalu,
Term expires 1995                       Inc., and Cargill, Inc., and Chairman of the Board of
                                        Trustees of Carlton College.


The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Meeting is necessary to elect each director nominee. For this purpose, a shareholder voting through a proxy who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the Meeting, and is in effect a negative vote; but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

BOARD AND BOARD COMMITTEE MEETINGS
During fiscal 1994, Medtronic's Board of Directors held a total of nine Board meetings. Each director attended 75% or more of the total meetings of the Board of Directors and Board committees on which the director served (held during the period he or she served as a director), except for Bernadine P. Healy, M.D. and Edith W. Martin, Ph.D. The standing committees of the Board of Directors include the Audit Committee, the Compensation Committee, the Finance Committee, the Nominating and Organization Committee and the Technology and Quality Committee.

    AUDIT COMMITTEE.
The Audit Committee held four meetings in fiscal 1994. Committee members are Blodgett, Heath, Holloran, Schall (Chair), Simonson, Swalin and Wallin. The committee reviews Medtronic's annual financial statements; makes recommendations regarding Medtronic's independent auditors and scope of auditor services; reviews the adequacy of accounting and audit policies, compliance assurance procedures and internal controls; reviews nonaudit services performed by auditors to maintain auditors' independence; and reports to the Board of Directors on disclosure adequacy and adherence to accounting principles.

COMPENSATION COMMITTEE.
The Compensation Committee held four meetings in fiscal 1994. Committee members are Blodgett, Holloran (Chair), Martin, Schall, Simonson and Swalin. The committee reviews compensation philosophy and major compensation and benefits programs for employees; administers certain stock and benefit plans; and reviews executive officers' and directors' compensation.

FINANCE COMMITTEE.
The Finance Committee held four meetings in fiscal 1994. Committee members are Blodgett (Chair), Heath, Holloran, Schall, Schuler, Simonson, Sprenger and Wallin. The committee reviews and makes recommendations regarding financial policies and performance objectives as developed by management, including review of Medtronic's annual and long-range operating plans; assists management in evaluation of major acquisitions and divestitures from a financial perspective; reviews changes in capital structure; and reviews banking relationships, insurance coverage on assets, tax strategies and financial performance and related matters pertaining to Medtronic's employee pension and profit sharing plans.

NOMINATING AND ORGANIZATION COMMITTEE.
The Nominating and Organization Committee held four meetings in fiscal 1994. Committee members are Bakken, Blodgett, Gotto, Healy, Heath (Chair), Holloran, Martin, Schall, Schuler, Simonson, Sprenger, Swalin and Wallin. The committee evaluates qualifications and candidates for positions on the Board; recommends Board committee composition; evaluates the performance of the chief executive officer; and reviews major organization changes and senior management performance.

The Nominating and Organization Committee will consider nominees for Board membership submitted by shareholders. Nominations by shareholders must be made pursuant to timely notice in writing to the Corporate Secretary at 7000 Central Avenue N.E., Minneapolis, Minnesota 55432. Candidates for director should be persons with broad training and experience in their chosen fields and who have earned distinction in their activities. Notice by the shareholder to be timely must be received not less than 50 nor more than 90 days prior to the meeting or, if less than 60 days' disclosure of the meeting date is given, not later than the close of business on the 10th day following the day on which notice of the meeting date is mailed or public disclosure of such date is made. The notice shall set forth certain information concerning such shareholder and the nominees, including their names and addresses, their principal occupation or employment, the capital stock of the Company which they beneficially own, such other information as would be required in a proxy statement soliciting proxies for the election of the nominees and the consent of each nominee to serve as a director if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

TECHNOLOGY AND QUALITY COMMITTEE.
The Technology and Quality Committee held three meetings in fiscal 1994. Committee members are Bakken, Gotto, Healy, Heath, Martin, Schuler (Chair), Sprenger, Swalin and Wallin. The committee reviews policies, practices, processes and quality programs concerning technological and product research; reviews efforts and investments in developing new products and businesses; evaluates Medtronic's technological education and recognition programs; and reviews quality process matters with Medtronic's chief quality officer.

DIRECTOR COMPENSATION
Directors who are not employees of Medtronic receive an annual retainer of $19,000, $900 per Board meeting, $700 per Board committee meeting, and reimbursement for reasonable expenses of attending meetings. Each committee chair receives an annual retainer of $3,000 in addition to the committee meeting fee, and the Chairman of the Board receives an annual retainer of $36,000.

The Company's restricted stock plan for non-employee directors allows these directors to elect to take part or all of their annual retainer in restricted stock. Restrictions on the stock lapse upon termination as a director due to death, disability, retirement, or a material change in full-time position or responsibilities, or upon the occurrence of a "change in control" of the Company as described under "Executive Compensation -- Employment and Change in Control Arrangements" below. The 1994 Stock Award Plan, which has been proposed for approval by the Company's shareholders at the Annual Meeting, contains provisions permitting directors to receive their retainer and chairmanship fees in restricted stock which are similar to those in the Company's current restricted stock plan for non-employee directors. If approved, the 1994 Stock Award Plan will replace the existing plan. See "Approval of the Company's 1994 Stock Award Plan -- Non-Employee Director Awards."

Under the Company's nonqualified stock option plan, each non-employee director automatically receives an initial stock option grant for Common Stock on the date he or she becomes a director and an additional automatic annual stock option grant on the date of the Annual Meeting of Shareholders. The number of shares subject to the initial stock option is determined by dividing an amount, initially equal to $100,000 and increased each year after August 1988 proportionately with the increase in annual retainer (which increase is currently 52%), by the per share closing price of the Company's Common Stock on the New York Stock Exchange on the date of grant. The number of shares subject to the annual stock option grant is determined by a formula based on directors' fees. Each grant includes a related grant of limited stock appreciation rights which are exercisable upon a "change in control" of the Company, as described under "Executive Compensation -- Employment and Change in Control Arrangements" below. The stock options become fully exercisable one year after the date of grant, except that the option granted to a director upon being elected or appointed to the Board will not become exercisable until the director has also been elected to the Board by the shareholders. The proposed 1994 Stock Award Plan contains provisions for grants to non-employee directors similar to the current nonqualified stock option plan. In addition, the proposed plan provides that non-employee directors who were formerly employees of the Company will receive annual, but not initial, option grants. If approved, the 1994 Stock Award Plan will replace the existing nonqualified stock option plan. See "Approval of the Company's 1994 Stock Award Plan -- Non-Employee Director Awards."

In fiscal 1994, each non-employee director received an annual grant of 597 shares with an exercise price of $62.13 and options for 6,567 shares of the Company's Common Stock, and related limited stock appreciation rights ("Limited Rights"), were granted to non-employee directors as a group at an average exercise price per share of $62.13.

Under the Company's retirement plan for directors, each director will receive an annual benefit, equal to the director's annual retainer in effect when leaving the Board, following retirement or other cessation of service as a director of the Company. The annual benefit is payable for a period equal to the years of service as a director up to a maximum of twenty years. No credit is given for years of service as a director while an employee of the Company. Each non-employee director also has been provided with group term life insurance in $100,000 policy amount.

As part of its overall program to promote charitable giving, the Company's Foundation matches gifts by directors to qualified educational institutions up to $4,000 per fiscal year. The Company has also established a charitable contribution plan for directors. Under the plan, a director who has served for at least five years may recommend one or more qualifying charitable organizations to the Compensation Committee of the Board. Upon the director's death, the Company will donate $1 million to the qualifying charitable organizations which have been approved by the Compensation Committee. Individual directors derive no financial benefit from this program since all charitable deductions accrue solely to the Company.

Winston R. Wallin, Chairman of the Board of Directors of the Company and its former chief executive officer, was paid $100,000 for consulting services rendered to the Company under an agreement through December 1993. The consulting agreement was terminated in December 1993, and an annual retainer of $36,000 for the Chairman of the Board was adopted effective January 1994. Mr. Wallin's duties include meeting with government officials and administrators on health care policies and practices affecting Medtronic's business, and consulting with management on business and policy matters. Earl
E. Bakken, Founder and a director of the Company, was paid $100,000 for consulting services rendered to the Company during fiscal 1994. Mr. Bakken's duties as a consultant include representing the Company at major medical conferences, maintaining relationships with key opinion leaders in the cardiovascular field, and conducting speaking engagements including employee meetings and new employee orientation. In addition to the services indicated, certain other non-cash compensation and benefits were made available to Messrs. Wallin and Bakken. Mr. Bakken will continue his duties as a consultant in the capacity of Founder and Director Emeritus after his retirement from the Board in August 1994 (see "Election of Directors," above). He will receive $100,000 annually for these services, plus support services, reimbursement for expenses and certain non-cash benefits. This arrangement will be renewable annually by the Company.

                SHAREHOLDINGS OF CERTAIN OWNERS AND MANAGEMENT

    CERTAIN BENEFICIAL OWNERS.
    To the best of Medtronic's knowledge, no shareholder beneficially owned more than 5% of Medtronic's Common Stock as of July 8, 1994.

    MANAGEMENT SHAREHOLDINGS.
    The following table shows the number of shares of Medtronic Common Stock beneficially owned by Medtronic's directors, executive officers identified in the Summary Compensation Table below and all directors and executive officers as a group as of July 8, 1994.

                                          AMOUNT AND NATURE OF
 NAME OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP(1)(2)
- - -------------------------              -------------------------
 Earl E. Bakken                          824,536(3)
 F. Caleb Blodgett                        21,645
 Arthur D. Collins, Jr.                   48,328
 William W. George                       182,482(4)
 Antonio M. Gotto, Jr., M.D.               2,915
 Bobby I. Griffin                         54,221
 Bernadine P. Healy, M.D.                  1,597
 Vernon H. Heath                          12,295(5)
 Thomas E. Holloran                       22,645
 Edith W. Martin, Ph.D.                    2,210
 Glen D. Nelson, M.D.                    117,293
 Robert L. Ryan                            2,703
 Richard L. Schall                        34,753
 Jack W. Schuler                           5,979
 Gerald W. Simonson                        8,895
 Gordon M. Sprenger                        3,503
 Richard A. Swalin, Ph.D.                  9,175
 Winston R. Wallin                       189,884(6)
 Directors and executive officers      1,675,936
   as a group (23 persons)(2)

- - --------------
(1) Except for E.E. Bakken, who beneficially owns 1.4% of the shares outstanding, no director or executive officer beneficially owns more than 1% of the shares outstanding. Medtronic's directors and executive officers as a group beneficially own approximately 2.9% of the shares outstanding.

(2) Includes the following shares not currently outstanding but deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days (on or before September 6, 1994) as follows: 6,645 shares by each of V.H. Heath, T.E. Holloran, R.L. Schall, and R.A. Swalin; F.C. Blodgett, 1,525 shares; A.M. Gotto, 2,639 shares; B.P. Healy, 597 shares; E.W. Martin, 2,210 shares; J.W. Schuler, 4,521 shares; G.W. Simonson, 1,525 shares; G.M. Sprenger, 2,905 shares; W.R. Wallin, 49,004 shares; W.W. George, 125,892 shares; G.D. Nelson, 23,368 shares; A.D. Collins, 29,585 shares; R.L. Ryan, 2,703 shares; B.I. Griffin, 4,255 shares; and all directors and executive officers as a group, 318,554 shares.

(3) E.E. Bakken holds sole voting and investment power over 464,728 shares, sole voting power only over 356,308 shares. He disclaims beneficial ownership as to an additional 3,500 shares owned by an irrevocable trust over which he has no voting or investment power but is entitled to receive a fixed percentage of the assets.

(4) W.W. George disclaims beneficial ownership of 4,043 shares included in the above table, which are held by the George Family Foundation, a charitable trust of which he is one of the trustees.

(5) V.H. Heath disclaims beneficial ownership of 500 shares included in the above table, which are held by the Heath Foundation, a charitable trust of which he is the trustee.

(6) W.R. Wallin disclaims beneficial ownership of 814 shares included in the above table, which are held by The Wallin Foundation, a charitable trust of which he is one of the trustees.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and the New York Stock Exchange, and the Company is required to identify any of those individuals who failed to file such reports on a timely basis. To the best of the Company's knowledge, based upon a review of such reports furnished to the Company and written representations that no other reports were required, there were no late filings by the Company's directors or executive officers in fiscal 1994.

                   REPORT OF THE COMPENSATION COMMITTEE ON
                      FISCAL 1994 EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing compensation policy and administering the compensation programs of the Company's executive officers. The Committee is comprised of six independent outside directors. The Committee meets at least three times a year to review executive compensation policies, design of compensation programs and individual salaries and awards for the executive officers. The purpose of this report is to inform shareholders of the Company's compensation policies for executive officers and the rationale for the compensation paid to executive officers in fiscal 1994.

COMPENSATION PHILOSOPHY
The Company's compensation program is designed to motivate and reward executives responsible for attaining the financial and strategic objectives essential for the Company's long-term success and continued growth in shareholder value. The compensation program has been designed to provide a competitive level of total compensation and offers incentive and equity ownership opportunities directly linked to the Company's performance and shareholder return. The Committee believes it is in the best interests of the shareholders to reward executives when the Company's performance objectives are achieved and to provide significantly less compensation when these objectives are not met. Therefore, a significant portion of executive compensation is comprised of "at risk" performance- and stock-based incentives.

Key objectives of the compensation program are to:

* Provide a strong, direct link between the Company's short- and long-term financial and strategic goals and executive compensation.

* Motivate executives to achieve corporate business unit and geographic operating goals through an emphasis on performance-based compensation.

* Align the interests of executives with those of the Company's shareholders by providing a significant portion of compensation in Company Common Stock.

* Provide competitive total compensation in order to attract and retain high caliber key executives critical to the long-term success of the Company.

To maintain a competitive level of total executive compensation, the Committee annually evaluates the compensation packages of certain competitor companies. This group consists of competitors of the Company that derive at least 25% of their revenues from medical devices or equipment. This analysis provides the Committee with competitive data on the mix of compensation elements, the balance of short- and long-term incentives, and overall compensation levels. Differences in company size are adjusted through statistical analysis. Most of the surveyed companies are included in the industry group presented in the performance graph on page 13 of this Proxy Statement. The Committee also uses annual cross-industry compensation data from a survey of more than 300 U.S. manufacturing companies, including many Fortune 500 companies and industry competitors. The Committee's goal is to position the target total compensation for executive officers at the median of the marketplace and the actual total compensation in excess of the median when the Company outperforms the target performance goals. In fiscal 1994, the actual total compensation of executive officers and of the chief executive officer was judged by the Committee to generally be above the median of the above-described peer and cross-industry groups due to strong corporate operating performance and stock appreciation.

EXECUTIVE OFFICER COMPENSATION PROGRAM
The key components of the Company's executive officer compensation program are base salary, annual incentives and long-term incentives. These elements are described below. In determining compensation, the Committee considers all elements of an executive's compensation package.

    BASE SALARY.
The Committee annually reviews the base salaries of executive officers. In determining appropriate salary levels, the Committee considers individual performance, level of responsibility, scope and complexity of the position, and salary levels for comparable positions at the peer and cross-industry companies referenced above. In addition to the above, in determining the base salary for the chief executive officer, the Committee also considers corporate operating performance, strategic planning and succession planning for senior management. Factors considered in determining base salary are not assigned pre-determined relative weights.

Although the Company's operating performance exceeded targeted levels for fiscal 1994, the Company is aggressively managing costs. To demonstrate commitment to cost management, the executive officers named in the Summary Compensation Table below, including Mr. George, did not receive base salary increases during fiscal 1994, except for the promotional increase for Mr. Collins. Any increase in their total compensation during this period occurred only through "at risk" performance- and stock-based compensation.

ANNUAL INCENTIVE AWARDS.
The purpose of the Company's annual incentive program is to provide a direct financial incentive in the form of an annual cash bonus to executive officers and key managers who achieve corporate operating, business unit and geographic performance goals established under the Company's annual operating plan.

Beginning in fiscal 1995, executive officers are eligible for target awards under the annual incentive program ranging from 50% to 65% of base salary, with 65% in the case of the chief executive officer. The size of the target award is determined by the executive officer's position and competitive data for similar positions at the peer and cross-industry companies referenced above. The Company sets aggressive performance goals and, in keeping with the strong performance-based philosophy, the resulting awards decrease or increase substantially if actual Company performance fails to meet or exceeds targeted levels. The awards can range from 0% to 150% of the target amounts. For fiscal 1994, corporate operating performance was assessed against a target measure of corporate profit before taxes and after-tax return on net assets, with these measures given respective weights of 60% and 40%. Business unit and geographic financial performance were assessed against target measures of earnings before interest and taxes, return on net assets, revenue, distribution expense and/or inventory turnover, with these measures assigned respective weights that vary for each participant. In fiscal 1994, all executive officers received annual incentive compensation because their respective performance levels were met or exceeded.

Mr. George's annual incentive compensation is based solely on the corporate operating performance of the Company. For fiscal 1994, Mr. George received an award of 112.6% of the target level because actual corporate profit before taxes and after-tax return on net assets (weighted at 60% and 40%, respectively) exceeded the performance targets.

LONG-TERM INCENTIVE PLANS.
Long-term incentives are provided to executive officers primarily through the Company's performance share and stock option programs.

The primary purpose of the performance share program is to offer incentive to executive officers to achieve the long-term performance goals of the Company. These targets are based primarily on the Company's long-term financial goals, with consideration given to an historic analysis of Company and peer group companies' performance. The target award for each executive officer is also approved by the Committee based on the scope and complexity of the position and competitive compensation data.

The program provides the possibility of earning a payout in Company Common Stock and cash at the end of a three-year performance cycle. As with short-term incentive compensation, a threshold level of performance is required before payout occurs. At the end of each three-year cycle, the award earned can range from 0% to 180% of the initial performance share units awarded. Performance targets are consistent with the Company's long-term financial goals and were measured in fiscal 1994 based on three-year cumulative earnings per share and three-year average return on net assets, with these two measures given equal weight in determining performance level. The value of the award is determined by the average price of the Company's Common Stock for the last 20 trading days of the performance cycle. At least half of the award must be paid in the Company's stock, with the other half paid in cash or Company Common Stock at the discretion of the Committee. The plan is thus aligned with both financial results and shareholder value, as the percentage payout varies with financial performance, and the value of the performance share units varies with the stock price.

For the three-year cycle ended in fiscal 1994, the Company achieved cumulative earnings per share and average return on net assets significantly in excess of performance targets. Consequently, the payout for this cycle for all executive officers, including Mr. George, was 180% of the target award.

The Company's stock option program provides compensation opportunities that directly link the interests of management and shareholders, and aid in retaining key executive officers. Executive officers are eligible for annual grants of stock options. Guideline levels of options are prepared based on competitive data from the peer and cross-industry companies referenced above. Individual awards are based on the individual's responsibilities and performance, ability to impact financial performance and future potential. These factors are not assigned pre-determined relative weights. All individual stock option grants for executive officers are reviewed and approved by the Committee. Executive officers receive gains from exercised stock options only to the extent that the fair market value of the stock has increased since the date of option grant.

In fiscal 1994, Mr. George was granted an annual stock option to purchase up to 9,717 shares of the Company's common stock at an average exercise price of $75.125 per share. In addition, Mr. George was granted an option to purchase up to 22,432 shares at an exercise price of $68.875 in exchange for terminating an existing nonqualified retirement benefit of $100,000 per year for life. This retirement benefit had replaced benefits foregone by Mr. George upon leaving his previous employer in order to join Medtronic. See "Employment and Change in Control Arrangements." The exchange of a guaranteed benefit for stock options is consistent with the Company's emphasis on linking pay with performance and stock-based compensation, and benefits the Company by eliminating an accrued nonqualified benefit expense.

The Committee occasionally grants restricted stock with a fixed restriction period to ensure retention of key executive officers or as part of compensation provided to a new executive officer to replace compensation foregone by the officer when leaving another company to join Medtronic. During fiscal 1994, one executive officer was granted 195 shares of restricted stock in connection with his induction into the Bakken Society, the Company's honorary technology society, in recognition of his significant technological contributions to the Company.

TOTAL COMPENSATION OF CHIEF EXECUTIVE OFFICER. Mr. George's total compensation for fiscal 1994 was designed so that a significant portion of pay was linked to Company performance. Of his total compensation, 71% was derived from variable annual and long-term incentive elements. This "at risk" portion of compensation was heavily weighted with long-term incentives (approximately 52% of Mr. George's total compensation was derived from stock option and performance share programs). The emphasis on "at risk" and long-term incentives is intended to align Mr. George's compensation with the achievement of long-term growth and performance by the Company.

DEDUCTIBILITY CAP ON EXECUTIVE COMPENSATION
Effective January 1, 1994, the Internal Revenue Code will generally deny the deduction for compensation in excess of $1 million paid to executive officers named in the Proxy Statement, subject to an exception for "performance-based" compensation. Performance-based compensation, as defined in the tax law, is not subject to this limitation on deductibility provided that certain shareholder approval and other requirements are met. The Committee has determined that it will make every effort, consistent with sound executive compensation principles, to ensure that all amounts paid to the executive officers named in the Proxy Statement are deductible by the Company. Accordingly, the Committee has elected to seek shareholder approval of the 1994 Stock Award Plan and the Management Incentive Plan (see pages 19 through
31). The Committee expects that all performance- based compensation paid under these plans will qualify for deductibility under the new tax law.

CONCLUSION
The executive officer compensation program administered by the Committee provides incentive to attain strong financial performance and an alignment with shareholder interests. The Committee believes that the Company's compensation program focuses the efforts of the Company's executive officers on the continued achievement of growth and profitability for the benefit of the Company's shareholders.

COMPENSATION COMMITTEE:

Thomas E. Holloran, Chair
F. Caleb Blodgett
Edith W. Martin, Ph.D.
Richard L. Schall
Gerald W. Simonson
Richard A. Swalin, Ph.D.

                     SHAREHOLDER RETURN PERFORMANCE GRAPH

The graph and table below compare the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and the S&P Medical Products and Supplies Index over the same period. The graph and table assume the investment of $100 in each of the Company's Common Stock, the S&P 500 Index and the S&P Medical Products and Supplies Index on May 1, 1989 and that all dividends were reinvested.

       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG MEDTRONIC,
         S&P 500, AND S&P MEDICAL PRODUCTS & SUPPLIES INDUSTRY INDEX

                            [graph]

             April 30  April 30  April 30  April 30  April 30  April 30
               1989       1990     1991      1992      1993      1994
 MEDTRONIC   $100.00   $136.13   $239.71   $284.19    $285.62   $331.85
 S&P 500      100.00    110.44    129.84    148.09     161.73    170.35
 S&P MP&S     100.00    109.17    176.37    194.90     155.47    145.80


                            EXECUTIVE COMPENSATION

The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ended April 30, 1994 awarded to or earned by the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company.



                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION
                                       -----------------------------------

                                                              OTHER ANNUAL
 NAME AND PRINCIPAL           FISCAL     SALARY       BONUS   COMPENSATION
 POSITION                      YEAR        ($)         ($)        ($)(1)
- - ---------------------        ------    --------     --------  -----------
 William W. George            1994    $479,991     $324,282          --
 President and Chief          1993     479,991      338,394          --
 Executive Officer            1992     435,050      277,475     *


 Glen D. Nelson, M.D.         1994     369,996      208,308     $21,111
 Vice Chairman                1993     369,996      217,373      21,746
                              1992     330,000      175,395     *


 Arthur D. Collins Jr.        1994     335,833      164,699       1,461
 Chief Operating Officer      1993     316,458      185,919          --
                              1992          --           --     *


 Robert L. Ryan               1994     300,000      135,120          --
 Senior Vice President and    1993      62,884(9)        --          --
 Chief Financial Officer      1992          --           --     *


 Bobby I. Griffin             1994     271,575      110,585       2,973
 Executive Vice President     1993     271,575      131,225       2,949
 And President, Pacing        1992     255,000      125,358     *


                                            LONG-TERM COMPENSATION
                                          -----------------------------
                                          AWARDS                PAYOUTS
                                ---------------------------    ---------
                                RESTRICTED       SECURITIES
                                   STOCK         UNDERLYING      LTIP        ALL OTHER
 NAME AND PRINCIPAL               AWARDS       OPTIONS/SARS   PAYOUTS(5)  COMPENSATION(6)
 POSITION                          ($)(2)            (#)           ($)           ($)
- - --------------------          -----------      ------------   ----------  --------------
 William W. George                   --       32,149(3)      $490,677     $55,085
 President and Chief                 --        7,398          504,587      57,263
 Executive Officer                   --        8,739          592,418      *


 Glen D. Nelson, M.D.                --        6,988          334,990      32,754
 Vice Chairman                       --        5,306          432,557      24,139
                                     --        6,387          501,339      *


 Arthur D. Collins Jr.               --        3,993               --     129,734(7)
 Chief Operating Officer       $866,200       31,575(4)            --     161,887(7)
                                     --              --            --      *


 Robert L. Ryan                      --        6,639               --      94,599(8)
 Senior Vice President and           --        7,507               --      50,000(10)
 Chief Financial Officer             --              --            --      *


 Bobby I. Griffin                12,480        3,993          230,014      26,372
 Executive Vice President            --        2,806          301,234      28,495
 And President, Pacing               --        3,160          332,165      *


- - ----------------

 (1) Amounts payable by the Company in above-market interest under deferred compensation plan.

 (2) Mr. Collins received 12,200 shares of restricted stock when he joined the Company to replace restricted stock he forfeited upon termination from his previous employer. Half of these shares vested one year after the date of grant. At April 30, 1994, Mr. Collins held a total of 6,100 shares of restricted stock having a market value of $459,025. These shares subsequently vested on May 12, 1994, at which time Mr. Collins no longer held any restricted stock. On June 23, 1993, Mr. Griffin received a restricted stock award for 195 shares in connection with his induction into the Company's honorary technology society. The shares had a market value of $14,674 at April 30, 1994, and vested 100% on June 22, 1994, at which time Mr. Griffin no longer held any restricted stock. Dividend equivalents were paid on the restricted stock held by Messrs. Collins and Griffin. As of April 30, 1994, Messrs. George, Nelson, and Ryan held no restricted stock.

 (3) Includes stock option to purchase up to 22,432 shares of Common Stock in exchange for terminating existing nonqualified retirement benefit of $100,000 per year for life. See "Employment and Change in Control Arrangements."

 (4) Includes stock option to purchase up to 28,922 shares of Common Stock granted as part of Mr. Collins' employment arrangement, a significant amount of which was a replacement for stock options forfeited upon termination from his previous employer.

 (5) Includes the value of both cash and stock earned in fiscal 1994 under the Company's long-term incentive plan described in "Other Long-Term Incentive Awards" below. The stock for the fiscal 1994 payment was valued at $74.03 per share, the average fair market value for the last 20 trading days in April 1994.

 (6) Amounts in this column for fiscal 1994 include the following: the Company contributed $6,351 under the employee stock ownership plan for each of the named executive officers for fiscal 1994 except for Mr. Ryan, for whom the Company contributed $2,019; the Company contributed $6,053, $1,121, $6,053, $2,019 and $6,053 to Messrs. George, Nelson, Collins, Ryan and Griffin, respectively, to match employee contributions under the 401(k) supplemental retirement plan; and the Company contributed $42,681, $25,281, $17,330, $1,010 and $13,968 to Messrs. George, Nelson, Collins, Ryan and Griffin, respectively, under the nonqualified supplemental benefit plan.

 (7) Includes $100,000 employment award for each of fiscal 1993 and 1994 in connection with his initial hiring. In addition, fiscal 1993 includes $61,887 in relocation expenses.

 (8) Includes $89,550 in relocation expenses.

 (9) Mr. Ryan joined the Company in April 1993.

(10) Includes an employment award of $50,000 in connection with his initial hiring.

* In accordance with transitional provisions of the Securities and Exchange Commission's revised rules for executive compensation disclosure, amounts of Other Annual Compensation and All Other Compensation are not included for fiscal 1992.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
The following table sets forth for each of the named executives the stock options and stock appreciation rights granted by the Company in fiscal 1994 and the potential value of these stock options and stock appreciation rights determined pursuant to Securities and Exchange Commission requirements.

                                                                            POTENTIAL REALIZABLE VALUE AT
                                                                               ASSUMED ANNUAL RATES OF
                                                                               STOCK PRICE APPRECIATION
                              INDIVIDUAL GRANTS(1)                                 FOR OPTION TERM
                     -------------------------------------                 ------------------------------
                       NUMBER OF
                      SECURITIES     % OF TOTAL
                      UNDERLYING    OPTIONS/SARS   EXERCISE
                     OPTIONS/SARS    GRANTED TO     OR BASE
                        GRANTED     EMPLOYEES IN     PRICE    EXPIRATION     0%       5%           10%
 NAME                     (#)        FISCAL YEAR    ($/SH)       DATE       ($)     ($)(3)        ($)(3)
- - ------------        -------------  -------------- --------   -----------   ----  ---------    ----------
 W.W. George           22,432(2)   4.2%           $68.88       5/5/03      $0     $971,645    $2,462,338
                        9,717      1.8             75.13     11/22/03       0      459,087     1,163,415
 G.D. Nelson,           6,988      1.3             75.13     11/22/03       0      330,153       836,673
 M.D.
 A.D. Collins,          3,993       .8             75.13     11/22/03       0      188,652       478,081
 Jr.
 R.L. Ryan              3,311       .6             68.88       5/5/03       0      143,416       363,445
                        3,328       .6             75.13     11/22/03       0      157,234       398,461
 B.I. Griffin           3,993       .8             75.13     11/22/03       0      188,652       478,081

- - ----------------
(1) All stock options granted to the named executive officers have an exercise price equal to the fair market value on the date of grant, vest annually in 25% increments (except as provided in Note 2 below) and have limited stock appreciation rights attached to them which become immediately exercisable in the event of a change in control. See "Employment and Change in Control Arrangements" below.

(2) Mr. George was granted an option to purchase up to 22,432 shares of the Company's Common Stock in exchange for terminating an existing nonqualified retirement benefit of $100,000 per year for life. The option will become 100% exercisable when Mr. George reaches age 58 on September 14, 2000. See "Employment and Change in Control Arrangements" below.

(3) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES
The following table sets forth for each of the named executive officers the value realized from stock options exercised during fiscal 1994 and the number and value of exercisable and unexercisable stock options and stock appreciation rights held at April 30, 1994.

                                                    NUMBER OF
                                                    SECURITIES
                                                    UNDERLYING              VALUE OF
                                                   UNEXERCISED             UNEXERCISED
                                                   OPTIONS/SARS           IN-THE-MONEY
                                                    AT FISCAL            OPTIONS/SARS AT
                                                   YEAR-END (#)       FISCAL YEAR-END ($)(1)
                                                -----------------       ----------------------
                        SHARES         VALUE
                       ACQUIRED      REALIZED     EXERCISABLE/           EXERCISABLE/
 NAME                 ON EXERCISE       ($)      UNEXERCISABLE           UNEXERCISABLE
- - ------------        -------------  ----------   -----------------     -----------------
 W.W. George              0        $        0   125,892/44,644        $6,268,136/22,932
 G.D. Nelson,        54,400         3,438,509    23,368/16,465           759,818/76,326
 M.D.
 A.D. Collins,            0                 0    15,124/20,444            61,459/61,958
 Jr.
 R.L. Ryan                0                 0     1,876/12,270                 0/21,524
 B.I. Griffin             0                 0      4,255/8,824           109,901/38,052

(1) Value of unexercised in-the-money options is determined by multiplying the difference between the exercise price per share and $75.25, the closing price per share on April 29, 1994, by the number of shares subject to such options.

OTHER LONG-TERM INCENTIVE AWARDS
The following table sets forth the number of performance share units granted to each of the named executives in fiscal 1994 under the Company's performance share plans and the performance-based award formula under such plans.

          LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR(1)

                                                         ESTIMATED FUTURE PAYOUTS
                                                          UNDER NON-STOCK PRICE
                                                               BASED-PLANS
                     NUMBER OF     PERFORMANCE OR   ---------------------------------
                   SHARES, UNITS    OTHER PERIOD
                      OR OTHER          UNTIL
                       RIGHTS        MATURATION     THRESHOLD     TARGET      MAXIMUM
 NAME                   (#)           OR PAYOUT        ($)         ($)          ($)
- - ------------        ---------       --------------   ----------  ---------    ---------
 W.W. George        3,825(2)        5/1/93-4/30/96   $62,061     $310,303     $558,546
                    3,580(3)        5/1/94-4/30/97    58,086      290,428      522,770


 G.D. Nelson, M.D.  2,654(2)        5/1/93-4/30/96    43,061      215,306      387,550
                    2,492(3)        5/1/94-4/30/97    40,433      202,164      363,894


 A.D. Collins, Jr.  2,072(2)        5/1/93-4/30/96    33,618      168,091      302,564
                    2,336(3)        5/1/94-4/30/97    37,902      189,508      341,114


 R.L. Ryan          1,913(2)        5/1/93-4/30/96    31,038      155,192      279,346
                    1,710(3)        5/1/94-4/30/97    27,745      138,724      249,703


 B.I. Griffin       1,731(2)        5/1/93-4/30/96    28,085      140,427      252,769
                    1,614(3)        5/1/94-4/30/97    26,187      130,936      235,684

- - ------------------
(1) Payout of awards is based on achieving specified levels of designated performance objectives during a three-year performance cycle. Payout can range from 0% to 180% of units granted, with 20% and 180% as the threshold and maximum payouts, respectively. Payout of 100% of the units granted represents the target payout. Awards are payable at least 50% in Common Stock, with the remainder paid in cash or Common Stock at the discretion of the Compensation Committee. The value in dollars is determined when the award is earned based on the average fair market value per share for the last 20 trading days of the performance cycle. For illustrative purposes, the value of estimated future payouts was determined using the closing price of the Common Stock on July 8, 1994 ($81.125 per share). See "Report of the Compensation Committee on Fiscal 1994 Executive Compensation -- Long-Term Incentive Plans" above.

(2) These awards were granted under the 1979 Restricted Stock and Performance Share Award Plan.

(3) These awards were granted under the new 1994 Stock Award Plan prior to fiscal year-end on April 29, 1994 to meet the then applicable deductibility requirement of Section 162(m) of the Internal Revenue Code. The awards are contingent on shareholder approval of such plan at the 1994 Annual Meeting.

PENSION PLAN
The Company's pension plan is a defined benefit plan covering most U. S. employees and generally provides 40% of the average of the highest five consecutive years of compensation (including certain incentive compensation) in the final ten years of service, offset by a Social Security allowance as published each year by the Internal Revenue Service. The table below illustrates the annual benefits payable to participants who retire at age 65 with the indicated years of service with Medtronic and with the indicated five-year highest average annual compensation. The benefits have been calculated on a 50% joint and survivor annuity basis, before reduction for any amounts that may be available from Medtronic's former Retirement Account Plan, and include amounts that are provided under the nonqualified supplemental benefit plan. The compensation considered in determining the pensions payable to the below-named executive officers is the compensation shown in the "Salary" and "Bonus" columns of the Summary Compensation Table on page 14.


    FIVE-YEAR
     AVERAGE                 YEARS OF SERVICE WITH THE COMPANY
      ANNUAL       ----------------------------------------------------
  COMPENSATION(1)     15         20         25         30          35
- - -----------------  -------   --------   --------   --------   ---------
 $  200,000       $ 34,472   $ 45,966   $ 57,452   $ 68,945    $ 73,455
    400,000         70,552     94,075    117,583    141,105     150,125
    600,000        106,632    142,183    177,714    213,265     226,795
    800,000        142,712    190,293    237,844    285,425     303,465
  1,000,000        178,792    238,402    297,975    357,585     380,135
  1,200,000        214,872    286,511    358,106    429,745     456,805

- - ---------------
(1) Calculated by considering a participant's compensation levels during the ten-year period immediately preceding retirement. The credited years of service (rounded to the nearest whole year) for the executive officers named in the Summary Compensation Table were as follows at April 30, 1994: W.W. George, 5 years; G.D. Nelson, 8 years; A.D. Collins, Jr., 2 years; R.L. Ryan, 1 year; and B.I. Griffin, 21 years.

Certain limitations on the amount of benefits under tax qualified plans, such as the Company's 401(k) supplemental retirement plan, employee stock ownership plan and retirement plan, were imposed by the Employee Retirement Income Security Act of 1974 ("ERISA") and Tax Reform Act of 1986 ("TRA"). The Company's nonqualified supplemental benefit plan provides for the payment of amounts to officers who may be affected by those limitations so that, in general, total benefits will be equal to the level of benefits which would have been payable under the named plans but for the ERISA and TRA limitations. The amounts shown in the pension plan table above include the additional retirement benefits provided under the nonqualified supplemental benefit plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
In fiscal 1994, the members of the Compensation Committee were Holloran (Chair), Blodgett, Martin, Schall, Simonson and Swalin. Mr. Holloran served in various capacities as an officer of the Company from 1961 to 1975, including serving as president of the Company from January 1974 to December 1975. Under Section 162(m) of the Code, Mr. Holloran is considered an outside director until the date of the 1995 Annual Meeting of Shareholders.

EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

    CHANGE IN CONTROL ARRANGEMENTS.
    The executive officers of the Company, including those named in the Summary Compensation Table, have change in control agreements (the "Agreements") with the Company. The Agreements are operative only upon the occurrence of a "change in control," which includes substantially those events described below. Absent a "change in control," the Agreements do not require the Company to retain the executives or to pay them any specified level of compensation or benefits.

    Each Agreement provides that for three years after a "change in control" there will be no adverse change in the executive's salary, bonus, opportunity, benefits or location of employment. If during this three-year period the executive's employment is terminated by the Company other than for cause, or if the executive terminates his employment for good reason (as defined in the Agreements, and including compensation reductions, demotions, relocation and excess travel), or voluntarily during the 30-day period following the first anniversary of the "change in control," the executive is entitled to receive an accrued salary and annual incentive payment through the date of termination and, except in the event of death or disability, a lump sum severance payment ("Lump Sum Payment") equal to three times (two times in the event of termination by the executive in the aforementioned 30-day period) the sum of his base salary and annual bonus (and certain insurance and other welfare plan benefits). Further, an additional payment ("gross-up") is required in an amount such that after the payment of all taxes, income and excise, the executive will be in the same after-tax position as if no excise tax under the Internal Revenue Code had been imposed.

    Generally, and subject to certain exceptions, a "change in control" is deemed to have occurred if: (a) a majority of Medtronic's Board of Directors becomes comprised of persons other than persons for whose election proxies have been solicited by the Board, or who are then serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) of a director or to fill newly created directorships; (b) another party becomes the beneficial owner of at least 30% of Medtronic's outstanding voting stock; or (c) Medtronic's shareholders approve a definitive agreement or plan to merge or consolidate Medtronic with another party (other than certain limited types of mergers), exchange shares of voting stock of Medtronic for shares of another corporation pursuant to a statutory exchange, sell or otherwise dispose of all or substantially all of Medtronic's assets, or liquidate or dissolve Medtronic.

    If a "change in control" of the Company occurred mid-fiscal 1995 (November 1, 1994) and resulted in the involuntary termination of the named executives at such time or the termination by such executives for good reason, the Lump Sum Payment to be made under such Agreements to those executive officers named in the Summary Compensation Table above would be approximately as follows: W.W. George, $2,623,500; G.D. Nelson, $1,968,000; A.D. Collins, Jr., $1,844,640; R.L. Ryan, $1,424,250; and B.I.
    Griffin, $1,350,000. Such amounts are exclusive of the additional gross-up payment required under each of the Agreements as a result of excise taxes on a portion of those amounts.

    In addition, events substantially identical to those described above also constitute a "change in control" under certain of the Company's compensation plans. The effects of a change in control under these plans with respect to the compensation of each of the executive officers named in the Summary Compensation Table are described below.

    If a "change in control" of the Company occurs, awards under the Company's management incentive plan will accelerate and, subject to certain limitations set forth in the plan, each participant will be entitled to a final award based on certain assumptions as to target performance and salary. If a "change in control" of the Company occurred mid-fiscal 1995 (November 1, 1994), the awards under this plan to be paid to those executive officers named in the Summary Compensation Table above would be approximately as follows: W.W. George, $344,500; G.D. Nelson, $246,000; A.D. Collins, Jr., $230,580; R.L. Ryan, $158,250; and B.I. Griffin, $150,000.

    The Company's restricted stock and performance share plans and agreements thereunder provide that in the event of a "change in control" of the Company, all restrictions under outstanding restricted stock awards shall immediately lapse and the restricted stock period with respect to all such shares shall be deemed to have expired, and performance share awards shall vest immediately in a pro rata amount based on the portion of the performance period elapsed prior to the "change in control" and certain assumptions as to the anticipated performance which would have been achieved during the applicable performance period. If a "change in control" of the Company occurred mid-fiscal 1995 (November 1, 1994) and further assuming for this purpose a market price for the Company's Common Stock at such time of $81.125 (the July 8, 1994 New York Stock Exchange closing price), the awards to be paid to those executive officers named in the Summary Compensation Table above would be approximately as follows for the performance share awards: W.W. George, $715,130; G.D. Nelson, $496,285; A.D. Collins, Jr., $392,761; R.L. Ryan, $147,274 and B.I.
    Griffin, $323,632. None of the named executive officers has outstanding restricted stock awards.

    The Company's stock option plans and agreements thereunder provide for or permit acceleration of each option's exercisability upon the occurrence of certain events (such as certain tender offers or exchange offers for the Company's stock, certain changes in control of the Company, a merger or consolidation of the Company with another entity, or a sale of substantially all of the Company's assets or certain plans therefor) or at the discretion of the Board of Directors.

    Limited stock appreciation rights ("Limited Rights") granted under one of the stock option plans are exercisable, with certain limitations, at any time within the thirty-day period following a "change in control" of Medtronic. Upon exercise of Limited Rights, the holder is entitled to receive an amount in cash for each share with respect to which the Limited Rights are exercised equal to the difference between the option exercise price per share of stock covered by the underlying option and the fair market value per share as of the date of exercise. If Limited Rights are exercised, the underlying option will no longer be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised.

    If a "change in control" occurs, subject to certain limitations, Medtronic's contributions to the employee stock ownership plan for that year will equal the greater of Medtronic's target percentage contribution (presently 2.7% of aggregate covered employee compensation) or if a "change in control" occurs after the first quarter of a plan year, the percentage contribution Medtronic would have made upon completion of the plan year based on performance as most recently projected by Medtronic prior to the "change in control" and disregarding the effects of the "change in control."

    If a "change in control" occurs during a plan year, subject to certain limitations, Medtronic's matching contribution to the 401(k) supplemental retirement plan shall equal the greater of Medtronic's target percentage matching contribution (presently 67.3% of the first 6% of a participant's contribution), or if the "change in control" occurs after the first quarter of a plan year, the percentage contribution Medtronic would have made upon completion of the plan year based on performance as most recently projected by Medtronic prior to the "change in control" and disregarding the effects of the "change in control."

    OTHER EMPLOYMENT ARRANGEMENTS.
    When he joined the Company, Mr. George entered into an agreement that provided, upon his retirement at any time after reaching age 58 in the year 2000, an additional nonqualified retirement benefit of $100,000 per year in the form of a single life annuity benefit. This retirement benefit had replaced benefits foregone by Mr. George upon leaving his previous employer to join Medtronic. Mr. George agreed to terminate this arrangement in exchange for a stock option granted in May 1993. Under this grant, Mr. George received an option to purchase up to 22,432 shares of Common Stock at an exercise price of $68.875, which was the fair market value on the date of grant. The option vests 100% when Mr. George reaches age 58 and is exercisable for approximately three years thereafter.

    Mr. Collins has a severance arrangement which provides that he will receive an amount equal to his annual base salary and target annual incentive award then in effect, plus a one-year continuation of benefits, if he leaves the Company within the first 36 months of his employment for any reason other than gross and willful neglect of duties.

    Under the Company's postretirement survivor benefit plan, designated beneficiaries or the estate of each Medtronic elected or appointed officer who retires with the Company (as defined in the Company's tax-qualified employee retirement plans) shall be entitled to receive following the officer's death a lump sum payment equal to the annual salary of such officer in effect at the date of retirement.

APPROVAL OF THE COMPANY'S 1994 STOCK AWARD PLAN

INTRODUCTION

The Company's Board of Directors, upon the recommendation of the Compensation Committee of the Board, authorized the adoption of the Medtronic, Inc. 1994 Stock Award Plan (the "Plan") effective as of April 29, 1994, subject to the approval of the Plan by the shareholders at the 1994 Annual Meeting of Shareholders. A copy of the Plan is included as Appendix A to this Proxy Statement, and this discussion is qualified in its entirety by reference to the full text of the Plan.

The Compensation Committee and the Board of Directors believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company's compensation programs have been designed to motivate executives and other key employees to work as a team to achieve the corporate goal of maximizing shareholder return. The Plan proposed by the Board of Directors is also designed to compensate executives for the creation of shareholder value consistent with the philosophy the Compensation Committee set out in its report elsewhere in this Proxy Statement. The Board of Directors sees this proposal as a means of further aligning the goals of the Company's management team with those of the shareholders.

The Plan is intended to replace the Company's existing stock-based plans and to make administration of awards more efficient by bringing them under a single plan. Upon approval of the Plan by the shareholders, no further grants or awards will be made under the Company's 1979 Restricted Stock and Performance Share Award Plan, 1979 Nonqualified Stock Option Plan, 1989 Phantom Stock Award Plan or 1991 Restricted Stock Plan for Non-Employee Directors. However, all grants and awards made under such plans prior to such shareholder approval will continue in accordance with the terms of such plans.

As discussed in the report of the Compensation Committee elsewhere in this Proxy Statement, the Plan has been designed to meet the new requirements of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), regarding deductibility of executive compensation. The basic features of the Plan are summarized below.

PURPOSE
The purpose of the Plan is to motivate key personnel, including Non-Employee Directors (as hereinafter defined), to produce a superior return to the shareholders of the Company by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance. The Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

ADMINISTRATION
The Plan will be administered by a committee (the "Committee") of three or more directors who are "disinterested persons" within the meaning of Rule 16b-3 ("Exchange Act Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act"). The Company currently expects that the Compensation Committee of the Board of Directors will be the Committee that administers the Plan, all of whose members are both "disinterested directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of
Section 162(m) of the Code. The Committee will have the exclusive power to make awards under the Plan and to determine when and to whom awards will be granted, and the form, amount and other terms and conditions of each award, subject to the provisions of the Plan, except that the granting, terms, conditions and eligibility requirements of awards granted under the Plan to Board members who are not employees of the Company or its affiliates ("Non-Employee Directors") are governed solely by provisions of the Plan relating to Non-Employee Directors (see "Non-Employee Director Awards" below), and the Committee will have no discretion with respect to any terms, conditions or eligibility requirements of such awards. Except with respect to awards to Non-Employee Directors, the Committee will have the authority to interpret the Plan and any award or agreement made under the Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the Plan, to determine the terms and provisions of any agreements entered into under the Plan (not inconsistent with the Plan), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may delegate its responsibilities under the Plan to persons who are not "disinterested persons" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

ELIGIBILITY AND NUMBER OF SHARES
All employees of the Company and its affiliates will be eligible to receive awards under the Plan at the discretion of the Committee. Awards other than incentive stock options (see "Types of Awards" below) also may be awarded by the Committee to individuals who are not employees but who provide services to the Company or its affiliates in the capacity of an independent contractor. Non-Employee Directors are eligible for certain awards under the Plan (see "Non-Employee Director Awards" below). The Company and its affiliates currently have approximately 8,709 full-time employees, and there are currently 13 Non-Employee Directors.

The total number of shares of Company Common Stock available for distribution under the Plan is 2,800,000 (subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company). No participant may receive any combination of options and stock appreciation rights relating to more than 500,000 shares in the aggregate over a five-year period under the Plan (which amount includes up to 350,000 shares pursuant to awards and up to 150,000 shares received under the Plan in lieu of cash compensation under the Company's annual incentive plan). No participant may receive performance shares relating to more than 85,000 shares pursuant to awards over a five-year period under the Plan. No more than 35% of all shares subject to the Plan may be granted in the aggregate pursuant to restricted stock, performance share and other stock-based awards (see "Types of Awards" below).

The Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements will be entered into by the recipients of the awards and the Company on or after the time the awards are granted and are subject to amendment, including unilateral amendment by the Company (with the approval of the Committee), unless such amendments are deemed by the Committee to be materially adverse to the recipient and are not required as a matter of law. Any shares of Company Common Stock subject to awards under the Plan which are not used because the terms and conditions of the awards are not met may again be used for an award under the Plan, unless such shares are related to stock appreciation rights which have been exercised or were shares of restricted stock which were granted with dividend or voting rights during the restriction period.

TYPES OF AWARDS
The types of awards that may be granted under the Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares and other stock-based awards (awards based on stock other than options, stock appreciation rights, restricted stock or performance shares). Except for awards to Non-Employee Directors in lieu of certain directors' fees (see "Non-Employee Director Awards" below), and subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee, but in no event may the term of an award be longer than ten years after the date of grant.

In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the Plan are as follows:

    INCENTIVE AND NONQUALIFIED STOCK OPTIONS.
    Both incentive and nonqualified stock options may be granted to recipients at such exercise prices as the Committee may determine but not less than 100% of their fair market value (as defined in the Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified, (a) no incentive stock options may be granted more than ten years after the effective date of the Plan, (b) an incentive stock option shall not be exercisable more than ten years after the date of grant and (c) the aggregate fair market value of the shares of Company Common Stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under this Plan or any other plan of the Company. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns 10% or more of the combined voting power of all classes of stock of the Company.

    The purchase price payable upon exercise of options may be paid in cash, or by reducing the number of shares delivered to the participant or by delivering stock already owned by the participant (where the fair market value of the shares withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the related agreement. The participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price.

    STOCK APPRECIATION RIGHTS AND PERFORMANCE SHARES.
    The value of a stock appreciation right granted to a recipient is determined by the appreciation in Company Common Stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of Company Common Stock to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option. No stock appreciation right may be exercised less than six months from the date it is granted unless the recipient dies or becomes disabled.

    Performance shares entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to recipients who are "covered employees" under Section 162(m) of the Code, such performance targets will consist of one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profit after taxes), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total shareholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover or economic value added and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance. The value in dollars is determined when the award is earned based on the average fair market value per share for the last 20 trading days of the performance cycle.

    Payments with respect to stock appreciation rights and performance shares may be paid in cash, shares of Company Common Stock or a combination of cash and shares as determined by the Committee, provided that at least 25% of the value of vested performance shares must be distributed in the form of stock (or such higher percentage paid in stock as the Committee may determine from time to time, which amount is currently 50%). Recipients may defer any such cash payments under the Company's deferral plan if they are eligible to participate in that plan.

    RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS.
    Company Common Stock granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the Committee, provide the participant with dividends and voting rights prior to vesting. No award of restricted stock may vest earlier than one year from the date of grant, except in the circumstances provided in the applicable agreement. The Committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock and phantom securities.

TRANSFERABILITY
During the lifetime of a participant to whom an award is granted, only such participant (or such participant's legal representative or, if so provided in the applicable agreement in the case of a nonqualified stock option, a permitted transferee as hereafter described) may exercise an option or stock appreciation right or receive payment with respect to performance shares or any other award. No award of restricted stock (prior to the expiration of the restrictions), options, stock appreciation rights, performance shares or other award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so will be of no effect, except that an agreement may provide that (a) an award may be transferable to a successor in the event of a participant's death and (b) a nonqualified stock option may be transferable to any member of a participant's "immediate family" (as such term is defined in Rule 16a-1(e) under the Exchange Act) or to a trust whose beneficiaries are members of such participant's "immediate family" or partnerships in which such family members are the only partners, provided that the participant receives no consideration for the transfer and such transferred nonqualified stock option will continue to be subject to the same terms and conditions as were applicable to such option immediately prior to its transfer.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS, FORFEITURE
The Committee may accelerate vesting requirements, performance periods and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant's agreement, or otherwise in the Committee's discretion, which may include, without limitation, acceleration resulting from a "change in control" or a "fundamental change" (as those terms are defined in the Plan), or the participant's death, disability, retirement or termination of employment.

In the event of certain occurrences, which may include a recipient's competition with, unauthorized disclosure of confidential information of, or violation of the applicable business ethics policies or business policies of the Company, any payment of cash, delivery of stock or a combination thereof paid to the recipient within six months prior to the termination of employment of the recipient (or their economic value) may be subject to forfeiture at the Committee's discretion.

DURATION, ADJUSTMENTS, MODIFICATIONS, TERMINATION
The Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever is later to occur, or the Plan is terminated as described below.

In the event of a "fundamental change", recapitalizations, stock dividends, stock splits or other relevant changes, the Committee has the discretion to adjust the number of shares available for awards or the number of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and outstanding awards of performance shares and payments with regard thereto. Adjustments in performance targets and payments on performance shares are also permitted upon the occurrence of such other events as may be specified in the related agreements, which may include a "change of control", stock dividend, stock split or other relevant changes.

The Plan also gives the Board the right to amend, modify, terminate or suspend the Plan, except that amendments to the Plan are subject to shareholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation. Shareholder approval would also be required to change the terms, conditions or eligibility requirements of awards granted to Non-Employee Directors as described below under "Non-Employee Director Awards," and in no event may the provisions of the Plan as they relate to such awards be amended more than once every six months, other than to comply with changes in the Code.

Under the Plan, the Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the recipients in the event of a "fundamental change" (defined as certain dissolutions, liquidations, mergers, consolidations, statutory share exchanges or other similar events involving the Company).

NON-EMPLOYEE DIRECTOR AWARDS

    OPTION GRANTS.
    Each Non-Employee Director first elected or appointed to the Board on or after the date of the 1994 Annual Meeting of Shareholders of the Company will automatically, without any Committee action, be granted a one-time nonqualified stock option to purchase that number of shares of Company Common Stock determined by dividing (a) an amount equal to $152,000 plus a percentage increase in such $152,000 amount which is equal to the percentage increase from the $19,000 annual director retainer in effect at the time of the 1994 Annual Meeting to the annual director retainer in effect at the date such director first becomes a director by (b) the fair market value of a share of Company Common Stock on the date of grant. An employee of the Company or an affiliate who terminates such employment and thereafter becomes a Non-Employee Director is not entitled to receive this initial option grant, but will be entitled to receive the annual option grants described in the next paragraph.

    Each year on the date of the annual meeting of shareholders, each Non-Employee Director who is a director of the Company immediately following such annual meeting will automatically, without any Committee action, be granted a nonqualified stock option to purchase that number of shares of Company Common Stock equal to the sum of (a) the annual director retainer in effect when the grant is made, (b) the aggregate meeting fees in effect when the grant is made for the total number of regular Board meetings held in the previous fiscal year and the median number of regular Board Committee meetings directors were scheduled to attend during the previous fiscal year, and (c) one annual committee chairmanship fee in effect when the grant is made, divided by the fair market value of a share of Company Common Stock on the date of the grant.

    The purchase price of each share subject to a nonqualified stock option granted to Non-Employee Directors will be the fair market value of a share as of the date of grant. Such options will vest and become exercisable in full one year after grant, except that a Non-Employee Director initially appointed by the Board will not be entitled to exercise such an option unless such director is first elected to the Board by the shareholders of the Company. Notwithstanding the foregoing, vesting of an option granted to a Non-Employee Director who has been elected by the shareholders will accelerate and the option will become immediately exercisable in full upon the occurrence of a "change in control" or in the event that the Non-Employee Director ceases to serve as a director of the Company due to death, disability or retirement under the policies of the Company then in effect. Such options will expire at the earlier of (a) the ten-year anniversary date of the option's grant, or (b) the five-year anniversary date of the earlier of (i) termination as a director due to such death, disability or retirement or (ii) the date the Non-Employee Director otherwise ceases to be a director of the Company, provided that an option granted to a Non-Employee Director initially appointed by the Board will expire on the date such director ceases to be a director of the Company unless such director was elected by the shareholders after the date of such grant. A Non-Employee Director may exercise a nonqualified stock option using any of the payment forms described under "Types of Awards -- Incentive and Nonqualified Stock Options" above.

    In conjunction with the grant of any nonqualified stock option, the Non-Employee Director receiving such grant will also simultaneously be granted a limited stock appreciation right ("Limited Rights") with respect to all of the shares covered by the related option, which Limited Rights will become exercisable only after a "change in control" as defined in the Plan. No Limited Right may be exercised within a period of six months after the date of its grant. If Limited Rights are exercised, the related option will no longer be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of a related option, Limited Rights granted with respect thereto will terminate to the extent of the number of shares as to which the related option was exercised or terminated.

    Nonqualified stock options granted to Non-Employee Directors are subject to transferability restrictions similar to those described under "Transferability" above, except that the possibility of transfers to a Non-Employee Director's "immediate family," trusts whose beneficiaries are members of such director's "immediate family" or partnerships in which such family members are the only partners will be permitted only in the event of certain changes to Exchange Act Rule 16b-3, or when such director is no longer subject to the reporting requirements of Section 16 of the Exchange Act. In the event of a Non-Employee Director's death, an unexpired nonqualified stock option granted to such director will be transferable to the beneficiary designated by such director or, if no beneficiary has been designated, such director's legal representative will succeed to the option, and it will be transferable by will or pursuant to the laws of descent and distribution.

    ISSUANCE OF RESTRICTED STOCK IN LIEU OF COMPENSATION.
    Each Non-Employee Director may irrevocably elect, at least six months prior to the date on which such restricted stock is issued, to receive all or any portion of the annual director retainer and any applicable committee chairmanship fee due in the form of restricted stock to be issued as of the first day of the year for which such annual retainer is payable (currently October 1), based on the fair market value of the Company's Common Stock at the time of issuance.

    Shares of such restricted stock may not be assigned, sold, pledged, hypothecated or otherwise transferred or disposed of (including, without limitation, transfer by gift or donation), until the restrictions have lapsed. Such restrictions will lapse upon the first to occur of (a) death, or resignation or removal of the Non-Employee Director from the Board as a result of disability, (b) retirement of the Non-Employee Director from the Board in accordance with the policies of the Company then in effect providing for retirement of Non-Employee Directors, (c) acceptance by the Board of the offer of the Non-Employee Director to resign from the Board in accordance with the policies of the Company then in effect after a material change in such Non-Employee Director's full-time position or responsibilities, (d) termination of service as a director with the consent of a majority of the members of the Board other than the terminating Non-Employee Director, or (e) a "change in control" (as defined in the Plan). During the restricted period, the Non-Employee Director will be entitled to all voting, dividend and distribution rights with respect to such shares. If the Non-Employee Director ceases to be a director of the Company before the restrictions lapse, such restricted stock will be forfeited and revert to the Company.

FEDERAL TAX CONSIDERATIONS
The Company has been advised by its counsel that awards made under the Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

    INCENTIVE STOCK OPTIONS.
    A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

    Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

    The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

    NONQUALIFIED STOCK OPTIONS.
    A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a nonqualified stock option is granted under the Plan. At the time of exercise of a nonqualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

    STOCK APPRECIATION RIGHTS AND PERFORMANCE SHARES.
    Generally (a) the recipient will not realize income upon the grant of a stock appreciation right or performance share award, (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of common stock or a combination of cash and shares are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance share award and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance share award are the same as described below with respect to a disposition of unrestricted shares.

    RESTRICTED AND UNRESTRICTED STOCK.
    Unless the recipient files an election to be taxed under Section 83(b) of the Code, (a) the recipient will not realize income upon the grant of restricted stock, (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire, and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

    With respect to awards of unrestricted stock, (a) the recipient will realize ordinary income and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock, and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

    When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

WITHHOLDING
The Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, a participant may elect to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant. The use of stock to satisfy withholding obligations is subject to certain restrictions if the participant is subject to the reporting requirements of Section 16 of the Exchange Act.

NEW PLAN BENEFITS
The awards shown below were granted by the Compensation Committee in April and June 1994, subject to approval of the Plan by the shareholders at the 1994 Annual Meeting of Shareholders. The tables also include information relating to the Non-Employee Director annual nonqualified stock option grants in August 1994.

                       1994 PERFORMANCE SHARE AWARDS(1)



                                                        PERFORMANCE       ESTIMATED FUTURE PAYOUTS UNDER
                                        NUMBER OF    OR OTHER PERIOD       NON-STOCK PRICE BASED-PLANS
                                      SHARES, UNITS        UNTIL       ------------------------------------
                                         OR OTHER       MATURATION     THRESHOLD     TARGET       MAXIMUM
 NAME AND POSITION                      RIGHTS (#)       OR PAYOUT        ($)          ($)          ($)
- - ------------------------------       -------------   ---------------  ----------  -----------   -----------
 W.W. George, President               3,580          5/1/94- 4/30/97  $ 58,086   $   290,428    $  522,770
 and Chief Executive Officer


 G.D. Nelson, M.D, Vice Chairman      2,492          5/1/94- 4/30/97    40,433       202,164       363,894


 A.D. Collins, Jr., Chief             2,336          5/1/94- 4/30/97    37,902       189,508       341,114
 Operating Officer


 R.L. Ryan, Senior Vice               1,710          5/1/94- 4/30/97    27,745       138,724       249,703
 President and Chief Financial Officer


 B.I. Griffin, Executive Vice         1,614          5/1/94- 4/30/97    26,187       130,936       235,684
 President and President, Pacing


 All Executive Officers as a         17,004          5/1/94- 4/30/97   275,890     1,379,450     2,483,009
 Group


 All Directors who are not              0               0                0           0             0
 Executive Officers as a Group


 All Non-Executive Officer            7,954          5/1/94- 4/30/97   129,054       645,268     1,161,483
 Employees as a Group

- - -----------------
(1) Payout of awards is based on achieving specified levels of earnings per share and after-tax return on net assets during a three-year performance cycle. Payout can range from 0% to 180% of units granted, with 20% and 180% as the threshold and maximum payouts, respectively. Payout of 100% of the units granted represents the target payout. Awards will be payable at least 50% in Common Stock, with the remainder paid in cash or Common Stock at the discretion of the Compensation Committee. The value in dollars is determined when the award is earned based on the average fair market value per share for the last 20 trading days of the performance cycle. For illustrative purposes, the value of estimated future payouts was determined using the closing price of the Common Stock on July 8, 1994 ($81.125 per share).

     1994 STOCK OPTION AWARDS TO ALL EMPLOYEES AND NON-EMPLOYEE DIRECTORS

                                                                             POTENTIAL REALIZABLE VALUE AT
                                                                                          ASSUMED
                                                                             ANNUAL RATES OF STOCK PRICE
                                                                             APPRECIATION FOR THE OPTION TERM
                                                                            ---------------------------------
                                    OPTIONS     EXERCISE PRICE   EXPIRATION
 NAME AND POSITION                GRANTED (#)  ($/SH)               DATE      0%($)    5%($)(1)   10%($)(1)
- - --------------------------      ------------   ---------------  -----------  ------   ---------  ----------
 All Executive Officers                0       $ 0                     0     0        $       0  $       0
  as a Group

 All Directors who are not         5,124(2)     81.125          8/31/04      0         261,422    662,494
  Executive Officers as a
  Group

 All Non-Executive Officer         6,287        75.75           4/29/04      0         299,505    759,004
  Employees as a Group
                                   7,743        78.625          6/22/04      0         382,867    970,260

- - -----------------
(1) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and therefore are not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

(2) Pursuant to the Plan, and subject to approval of the Plan by the shareholders at the 1994 Annual Meeting, Non-Employee Directors of the Company will receive the annual nonqualified option grant on August 31, 1994. The actual number of shares and potential realizable values will be based on the fair market value of such shares on that date, which will also be the exercise price of such options. For purposes of the table, the number of shares and potential realizable values were calculated based upon the closing price of the Company's Common Stock on July 8, 1994 ($81.125 per share).

                         1994 RESTRICTED STOCK AWARDS

 NAME AND POSITION                                   NUMBER OF SHARES (#)     DOLLAR VALUE($)(1)
- - ------------------                                   ---------------------    ------------------
 All Executive Officers as a Group                              0               $         0
 All Directors who are not Executive Officers as a            951                    77,150
 Group(2)
 All Non-Executive Officer Employees as a Group            36,490                 2,960,251

- - -----------------------
(1) Based upon the closing price of the Company's Common Stock on July 8, 1994 ($81.125 per share).

(2) The number of shares of restricted stock that will be granted in lieu of the annual director retainer and chairmanship fees, described above under "Non-Employee Director Awards -- Issuance of Restricted Stock in Lieu of Compensation," varies with each Non-Employee Director's election to participate.

VOTING REQUIREMENTS; RECOMMENDATION
The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of the Plan. Proxies solicited by the Board of Directors will be voted for approval of the Plan, unless shareholders specify otherwise in their proxies.

For this purpose, a shareholder voting through a proxy who abstains with respect to approval of the Plan is considered to be present and entitled to vote on the approval of the Plan at the Annual Meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the Plan shall not be considered present and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1994
STOCK AWARD PLAN.


APPROVAL OF THE COMPANY'S MANAGEMENT INCENTIVE PLAN

INTRODUCTION

The Company has had some form of annual incentive plan in place since 1977. In response to the new federal tax law described below, the Board of Directors, upon the recommendation of the Compensation Committee of the Board, amended the Company's current annual incentive plan, known as the Medtronic, Inc. Management Incentive Plan ("MIP"), effective as of April 29, 1994, and determined that the MIP would be submitted for shareholder approval at the 1994 Annual Meeting of Shareholders so that compensation under the MIP will be deductible. A copy of the MIP is included as Appendix B to this Proxy Statement, and this discussion is qualified in its entirety by reference to the full text of the MIP.

SECTION 162(M) OF THE CODE
As a result of the enactment in 1993 of Section 162(m) of the Code ("Section 162(m)"), effective for tax years beginning January 1, 1994 and thereafter, publicly held companies will be limited to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to each of the chief executive officer and the other four most highly compensated executive officers (who are collectively referred to herein as "Covered Employees") determined at the end of each year. However, "performance-based" compensation is excluded from this limitation on deductibility. Under Section 162(m) and proposed regulations thereunder, compensation is considered performance-based if it is payable only upon the attainment of one or more performance goals established by a compensation committee of the board of directors consisting of at least two outside directors, the material terms of the compensation and the performance goals are disclosed to and approved by shareholders before payment, and the compensation committee certifies that such performance goals have been satisfied. The Company's Compensation Committee (the "Committee") qualifies as a committee of outside directors under Section 162(m). Performance goals can be based on one or more business criteria that apply to an individual, a business unit or the company as a whole. The maximum amount that may be paid to Covered Employees or the formula used to calculate such amount must be approved by the Company's shareholders. In accordance with proposed regulations under Section 162(m), the Compensation Committee may not increase the amount of compensation payable if the performance goal is met but may reduce or eliminate compensation even if the performance goal is attained. In light of this legislation and in keeping with the Compensation Committee's philosophy of performance-based pay, the Board is submitting the MIP to shareholders for approval.

PURPOSE
The MIP is designed to motivate officers and other key employees to achieve the Company's operating goals by providing the opportunity for incentive compensation in addition to annual salaries. The MIP is also designed to promote the accomplishment of management's primary annual objectives as reflected in the Company's annual operating plan, in the various business unit annual operating plans and in the objectives established by management for employees, and to recognize the achievement of these objectives through the payment of incentive compensation.

ADMINISTRATION
The Committee will administer the MIP, and may establish such rules and regulations as it deems necessary to do so. The Committee may delegate certain of its administrative powers and responsibilities under the MIP to the Chief Executive Officer of the Company for employees other than Covered Employees.

ELIGIBILITY
Employees eligible to participate in the MIP include executive officers, heads of key staff functions, heads of operating business units and other major contributors to business unit or corporate results. For each year, the Committee will select those Covered Employees who are to be participants in the MIP. The Chief Executive Officer will select the other participants in the MIP each year from among the other eligible employees.

For the Company's current fiscal year (which is also the current MIP plan year), 310 officers and other employees have been selected to participate in the MIP.

AWARDS UNDER THE MIP
At the beginning of each plan year (or at such other time as is consistent with the requirements of Section 162(m)), each participant in the MIP will be assigned to a specified Participation Category. The range of potential awards to participants under the MIP is stated for each Participation Category as percentages of each participant's salary (as defined in the MIP) and, if minimum performance objectives are met or exceeded, actual awards will fall within a scale ranging from designated minimum awards to designated target awards to designated maximum awards. The designated target award for each respective Participation Category is referred to as the "Target Award Percentage."

Each participant will also be assigned to a specified performance category ("Performance Category"), which will set forth the weighted combinations of performance factors to be considered in connection with the award. Such factors may be one or a combination of the performance of the participant individually, as part of a team or as a member of management ("Management" performance), the participant's division or other business unit ("Unit Financial" performance), and the Company as a whole ("Corporate Financial" performance). Performance Categories for Covered Employees will be based solely on one or any combination of two or more of the following factors: revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profit after taxes), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total shareholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover or economic value added; and such factors may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance. These factors will be treated as Corporate Financial, Unit Financial or Management objectives, as appropriate.

At the beginning of each plan year (or at such other time as is consistent with the requirements of Section 162(m)), the Committee will establish the objectives by which performance during the plan year will be measured. Each objective will have a stated performance target. In the event that more than one objective is used, the multiple objectives, when established, will be appropriately weighted by percentage in accordance with their importance (with the aggregate weighted objectives totalling 100%). At the end of each plan year the degree of achievement of each objective will be expressed as a percentage of the performance target for each such objective. When one objective in any of the three performance areas is used, such percentage will constitute the "Corporate Financial Score", the "Unit Financial Score" or the "Management Score", as the case may be. When more than one objective is used, the percentage achievement of each objective's target must be multiplied by the percentage weight (out of 100%) assigned to each such specific objective, and the resulting percentages for the various objectives must then be added. Unit Financial objectives will be based on financial goals reflected in the respective business unit's operating plan, and Management objectives will relate to objectives in the business unit's annual operating plan and/or long-range plan.

At the beginning of each plan year (or at such other time as is consistent with the requirements of Section 162(m)), the Committee will establish a minimum threshold level of Corporate Financial objectives which the Company must achieve for there to be any award made under the MIP. If this minimum threshold is not met, no awards will be paid to participants regardless of whether other objectives have been met. Similarly, the Committee (in the case of Covered Employees) and the Chief Executive Officer (for participants other than Covered Employees) may adopt a minimum threshold level of a business unit's most significant financial objective which the business unit must achieve for there to be any award based on such business unit's financial and management performance. If such minimum is established and is not met, no award will be paid for one or both of the Unit Financial and Management portions, as determined by the Committee (for Covered Employees) or the Chief Executive Officer (for other participants), under the Performance Category of each participant in the applicable business unit.

Each participant's final award will be equal to the sum of the following:

(a) the Corporate Financial portion of each participant's award will be the product of (i) the participant's salary for the plan year, (ii) the Target Award Percentage for the participant's applicable Participation Category,
(iii) the Corporate Financial percentage under the participant's Performance Category and (iv) the Corporate Performance Score;

(b) the Unit Financial portion of each participant's award will be the product of (i) the participant's salary for the plan year, (ii) the Target Award Percentage for the participant's applicable Participation Category,
(iii) the Unit Financial percentage under the participant's Performance Category and (iv) the Unit Financial Score; and

(c) the Management portion of each participant's award will be the product of
(i) the participant's salary for the plan year, (ii) the Target Award Percentage for the participant's applicable Participation Category, (iii) the Management percentage under the participant's Performance Category and (iv) the individual's Management Score;

provided, however, that the final award to any participant may not exceed the maximum award as a percentage of salary for such participant's Participation Category, and that no Covered Employee may receive an award in excess of $2 million in any plan year. For purposes of the foregoing calculation, the salary of a Covered Employee will be such employee's annual salary in effect on the first day of the plan year.

Final awards will be paid to each participant in cash within 90 days after the end of the plan year unless the participant is eligible to participate in and elects to defer some or all of the payment under the Company's deferral plan or elects to receive stock options under the 1994 Stock Award Plan in lieu of some or all of such cash, if and on such terms as are permitted by the Committee.

TERMINATION OF EMPLOYMENT
Following termination of employment during a plan year by reason of death, disability or normal or early retirement, a participant will be eligible to receive a pro rata award equal to the portion of the final award, otherwise determined in accordance with the MIP, represented by the percentage equal to the number of full months of employment during the plan year divided by 12. Following a termination of employment for any other reason, a participant's eligibility to receive an award for that plan year (not greater than the prorated amount described in the preceding sentence) will be determined solely at the discretion of the Chief Executive Officer or, in the case of a Covered Employee, solely at the discretion of the Committee.

NONASSIGNABILITY OF BENEFITS
No participant may assign, transfer or encumber any interest in the MIP or any payments thereunder.

CHANGE IN CONTROL PROVISIONS
The MIP contains provisions providing for acceleration of payment of awards during a plan year in which a "change in control" of the Company occurs (as that term is defined in the MIP).

MODIFICATION, TERMINATION
The Committee, in its sole discretion, may modify, suspend, terminate or reinstate the Plan, provided that prior approval of the Board of Directors is required (a) to render non-employees eligible to participate in the MIP or
(b) to increase the maximum awards (expressed as a percentage of salary) for a Participation Category beyond the maximum award which has previously been approved by the Board for such Participation Category.

FEDERAL TAX CONSEQUENCES
Under the Code as presently in effect, a grant of an award under the MIP would have no federal income tax consequence. Cash payment of the award is taxable to a participant as ordinary income. Amounts taxable to employees under the MIP will be deductible by the Company as compensation. The Company will withhold from payments under the MIP amounts necessary to pay any required taxes.

NEW PLAN BENEFITS
The following table sets forth certain information regarding potential payments for fiscal 1995 pursuant to awards granted by the Compensation Committee on April 29, 1994, subject to shareholder approval of the MIP at the 1994 Annual Meeting. Such payments are based on salary levels at the beginning of the current plan year and the Participation Categories assigned to all participants.

                                                                  ESTIMATED PAYMENTS(1)
                                                        --------------------------------------
 NAME AND POSITION                                        MINIMUM($)    TARGET($)    MAXIMUM($)
- - -------------------                                     ------------  -----------  ------------
 W.W. George, President and Chief Executive             $  172,252   $   344,504  $   516,757
 Officer
 G.D. Nelson, M.D, Vice Chairman                           122,987       245,973      368,960
 A.D. Collins, Jr., Chief Operating Officer                115,294       230,588      345,882
 R.L. Ryan, Senior Vice President and Chief                 79,125       158,250      237,374
 Financial Officer
 B.I. Griffin, Executive Vice President and                 74,683       149,366      224,049
 President, Pacing
 All executive officers as a group                         803,301     1,606,602    2,409,903
 All directors who are not executive officers as                 0             0            0
 a group
 All non-executive officer employees as a group          3,051,341     6,102,681    9,154,022


(1) No payments will be made under the MIP for the current plan year unless a minimum threshold level of designated objectives is achieved.

VOTING REQUIREMENTS; RECOMMENDATION
The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of the MIP. Proxies solicited by the Board of Directors will be voted for approval of the MIP, unless shareholders specify otherwise in their proxies.

For this purpose, a shareholder voting through a proxy who abstains with respect to approval of the MIP is considered to be present and entitled to vote on the approval of the MIP at the Annual Meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the MIP shall not be considered present and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MANAGEMENT INCENTIVE PLAN.

                      APPROVAL OF SELECTION OF AUDITORS

Upon recommendation of its Audit Committee, Medtronic's Board has selected Price Waterhouse, certified public accountants, as independent auditors for Medtronic for the fiscal year ending April 30, 1995. That firm has acted as independent auditors for Medtronic for more than 20 years, and the Board considers it highly qualified. Although it is not required to do so, the Board of Directors wishes to submit the selection of Price Waterhouse for shareholders' approval at the Annual Meeting. If the shareholders do not give approval, the Board will reconsider its selection.

Representatives of Price Waterhouse will be present at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THIS
APPOINTMENT.

                                   GENERAL

The costs of soliciting proxies will be borne by Medtronic, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of Medtronic, without extra compensation, may solicit proxies personally or by mail, telephone, fax, telex, telegraph or special letter.

Medtronic has retained Chemical Bank, a firm that provides professional proxy soliciting services, to aid in the solicitation of proxies for a fee of up to $6,500 and reimbursement for certain out-of-pocket expenses.


Any shareholder proposals for the Company's 1995 Annual Meeting of Shareholders (anticipated date August 30, 1995) must be received by the Company by March 29, 1995 in order to be included in the Company's Proxy Statement. The proposals also must comply with all applicable statutes and regulations.


Medtronic's 1994 Annual Shareholder Report, including financial statements, is being sent to shareholders of record on July 8, 1994, together with this Proxy Statement. MEDTRONIC WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 1994, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: INVESTOR RELATIONS DEPARTMENT, MEDTRONIC, INC., 7000 CENTRAL AVENUE N.E., MINNEAPOLIS, MINNESOTA 55432.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Ronald E. Lund
Ronald E. Lund, Secretary

                                                                    APPENDIX A

                            1994 STOCK AWARD PLAN
                          (EFFECTIVE APRIL 29, 1994)

1. PURPOSE. The purpose of this 1994 Stock Award Plan (the "Plan") is to motivate key personnel, including non-employee directors, to produce a superior return to the shareholders of Medtronic, Inc. (the "Company") and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

2. DEFINITIONS. The capitalized terms used in this Plan have the meanings set forth below.

(a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

(b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.


(c) "Annual Retainer" means the fixed annual fee of a Non-Employee Director in effect on the first day of the year for which such Annual Retainer is payable for services to be rendered as a Non-Employee Director of the Company. The Annual Retainer does not include meeting or chairmanship fees.


(d) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award.

(e) "Board" means the Board of Directors of the Company.

(f) "Change in Control" means:

(i)
acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding Shares of Stock (the "Outstanding Company Common Stock") or
(B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or any Subsidiary, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (D) any acquisition by any corporation with respect to which, following such acquisition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

(ii)
individuals who, as of the effective date of this Plan provided in Section 14(a) of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

(iii)
approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange do not, following such reorganization, merger, consolidation or exchange, beneficially own, directly or indirectly, more than 55% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or


(iv)
approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

Notwithstanding the foregoing provisions of this definition, a Change of Control shall not be deemed to occur with respect to a Participant if the acquisition of the 30% or greater interest referred to in subparagraph (i) of this definition is by a group, acting in concert, that includes the Participant or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subparagraph (iii) or (iv) of this definition by a group, acting in concert, that includes that Participant.

(g)
"Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

(h)
 "Committee" means three or more Disinterested Persons designated by the Board to administer this Plan under Section 3 hereof and constituted so as to permit this Plan to comply with Exchange Act Rule 16b-3.

(i)
"Company" means Medtronic, Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

(j)
"Disability" means the disability of a Participant such that the Participant is (or in the case of a Non-Employee Director, would, if an employee, be) considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or, except as this term is used in Sections 12 and 13 hereof, as otherwise determined by the Committee.

(k)
"Disinterested Person" means a member of the Board who is considered a disinterested person within the meaning of Exchange Act Rule 16b-3.

(l)
"Employee" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Employee" shall also include other individuals and entities who are not "employees" of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an independent contractor. References in this Plan to "employment" and related terms shall include the providing of services in any such capacity.

(m)
"Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

(n)
"Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

(i)
the closing sale price of a Share (A) on the composite tape for New York Stock Exchange ("NYSE") listed shares, or (B) if the Shares are not quoted on the NYSE composite tape, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, or (C) if the Shares are not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System, in any case on the date immediately preceding that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

(ii)
if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14(f) hereof.

(o)
"Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

(p)
"Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

(q)
"Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

(r)
"Non-Qualified Stock Option" means an Option other than an Incentive Stock
Option.

(s)
"Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

(t)
"Option" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

(u)
"Participant" means an Employee or a Non-Employee Director to whom an Award is made.

(v)
"Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

(w)
"Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one Share, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

(x)
"Plan" means this 1994 Stock Award Plan, as amended and in effect from time to time.

(y)
"Restricted Stock" means Stock granted under Section 10 or 13 hereof so long as such Stock remains subject to one or more restrictions.

(z)
"Retirement" means retirement of an Employee as defined under any retirement plan of the Company which is qualified under Section 401 of the Code (which currently provides for retirement on or after age 55, provided the Employee has been employed by the Company and/or one or more Affiliates for at least ten years, or retirement on or after age 62), or as otherwise determined by the Committee.

(aa)
"Share" means a share of Stock.

(bb)
"Stock" means the common stock, $.10 par value per share (as such par value may be adjusted from time to time), of the Company.

(cc)
"Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

(dd)
"Subsidiary" means a "subsidiary corporation," as that term is defined in
Section 424(f) of the Code, or any successor provision.

(ee)
"Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 14(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

(ff)
"Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3. ADMINISTRATION.

(a)
AUTHORITY OF COMMITTEE. The Committee shall administer this Plan. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or cancelled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

(b)
DELEGATION OF AUTHORITY. The Committee may delegate all or any part of its authority under this Plan to persons who are not Disinterested Persons for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

(c)
AWARDS TO NON-EMPLOYEE DIRECTORS. Notwithstanding any contrary provisions of this Plan, the granting, terms, conditions and eligibility requirements of Awards granted to Non-Employee Directors under Sections 12 and 13 of this Plan are governed solely by the provisions of this Plan pertaining thereto, and the Committee shall have no discretion with respect to the granting of such Awards or to alter or amend any terms, conditions or eligibility requirements of such Awards to Non-Employee Directors.

(d)
RULE 16B-3 COMPLIANCE. It is the intent that this Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(d), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Participants who are then subject to the reporting requirements of Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(e)
INDEMNIFICATION. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

4. SHARES AVAILABLE; MAXIMUM PAYOUTS.

(a)
SHARES AVAILABLE. The number of Shares available for distribution under this Plan is 2,800,000 (subject to adjustment under Section 14(f) hereof).

(b)
SHARES AGAIN AVAILABLE. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met may again be used for an Award under this Plan. However, Shares with respect to which a Stock Appreciation Right has been exercised, whether paid in cash and/or in Shares, and Shares of Restricted Stock which have been granted with dividend or voting rights during the Term of the Restricted Stock may not again be awarded under this Plan.

(c)
UNEXERCISED AWARDS. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

(d)
NO FRACTIONAL SHARES. No fractional Shares may be issued under this Plan; fractional Shares will be rounded to the nearest whole Share.


(e)
MAXIMUM PAYOUTS. No more than 35% of all Shares subject to this Plan may be granted in the aggregate pursuant to Restricted Stock, Performance Share and Other Stock-Based Awards.

5. ELIGIBILITY. Awards may be granted under this Plan to any Employee at the discretion of the Committee. Non-Employee Directors are eligible for certain Awards under this Plan, as provided in Sections 12 and 13 hereof and subject to the restrictions in Section 3(c) hereof.

6. GENERAL TERMS OF AWARDS.

(a)
AWARDS. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time or based on attainment of specified performance conditions).

(b)
AMOUNT OF AWARDS. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

(c)
TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award (other than Awards granted in lieu of cash compensation pursuant to Section 13 hereof or the Company's Management Incentive Plan as amended from time to time) or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or the Participant's death, Disability or Retirement. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof.

(d)
AGREEMENTS. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in this Plan.

(e)
TRANSFERABILITY. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death and (ii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable to any member of a Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that (1) the Participant receives no consideration for the transfer and (2) such transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Non-Qualified Stock Option immediately prior to its transfer.

(f)
TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement, in case of termination of employment, the following provisions shall apply:

(1)
OPTIONS AND STOCK APPRECIATION RIGHTS.

(i)
DEATH. If a Participant who has been granted an Option or Stock Appreciation Rights shall die before such Option or Stock Appreciation Rights have expired, the Option or Stock Appreciation Rights shall become exercisable in full, and may be exercised by the Participant's Successor at any time, or from time to time, within three years after the date of the Participant's death.

(ii)
DISABILITY OR RETIREMENT. If a Participant's employment terminates because of Disability or Retirement, the Option or Stock Appreciation Rights shall become exercisable in full, and the Participant may exercise his or her Options or Stock Appreciation Rights at any time, or from time to time, within three years after the date of such termination.

(iii)
REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. If a Participant's employment terminates for any reason other than death, Disability or Retirement, the unvested or unexercised portion of any Award held by such Participant shall terminate at the date of termination of employment.

(iv)
EXPIRATION OF TERM. Notwithstanding the foregoing paragraphs (i)-(iii), in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award.

(2)
PERFORMANCE SHARES. If a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement, the Participant shall be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(f)(2) or in the applicable Agreement, if a Participant's employment terminates with the Company or any of its Affiliates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

(3)
RESTRICTED STOCK. In case of a Participant's death, Disability or Retirement, the Participant shall be entitled to receive that number of shares of Restricted Stock under outstanding Awards which has been pro rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse.

(g)
RIGHTS AS SHAREHOLDER. A Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

7. STOCK OPTIONS.

(a)
TERMS OF ALL OPTIONS. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash, or through a reduction of the number of Shares delivered to the Participant upon exercise of the Option or by delivery to the Company of Shares held by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Participant may receive any combination of Options to purchase and Stock Appreciation Rights relating to more than 500,000 Shares in the aggregate (which amount includes up to 350,000 Shares pursuant to Awards and up to 150,000 Shares received in lieu of cash compensation at the Participant's election as permitted by the Compensation Committee) pursuant to Awards over a five-year period under this Plan.

(b)
INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

(i)
the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

(ii)
an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

(iii)
the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

(iv)
notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

8. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. Notwithstanding anything to the contrary stated in this Plan, no Stock Appreciation Right shall be exercisable prior to six months from the date of grant except in the event of the death or Disability of the Participant. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. As specified in Section 7(a) hereof, no Participant may receive any combination of Options to purchase and Stock Appreciation Rights relating to more than 500,000 Shares in the aggregate pursuant to Awards over a five-year period under this Plan.

9. PERFORMANCE SHARES.

(a)
INITIAL AWARD. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee, provided that at least 25% of the value of the vested Performance Shares shall be distributed in the form of Stock. With respect to those Participants who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profits after tax), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total shareholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover, or economic value added, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award. No Participant may receive Performance Shares relating to more than 85,000 Shares pursuant to Awards over a five-year period under this Plan.

(b)
ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Change in Control, a Fundamental Change, the Participant's death, Disability or Retirement, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 14(f) hereof.

(c)
VALUATION. Each Performance Share earned after conclusion of a Performance Period shall have a value equal to the average of the Fair Market Values of a Share for the 20 consecutive business days ending on and including the last day of such Performance Period.


10. RESTRICTED STOCK. Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the end of the Term of the Award. Any employment conditions, performance conditions and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine. No Award of Restricted Stock may vest earlier than one year from the date of grant, except as provided in the applicable Agreement.


11. OTHER STOCK-BASED AWARDS. The Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

12. AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

(a)
INITIAL OPTION GRANTS. Each Non-Employee Director first elected or appointed to the Board on or after the date of the 1994 Annual Meeting of Shareholders of the Company shall, without any Committee action, automatically be granted, on the date such director first becomes a director, a Non-Qualified Stock Option to purchase that number of Shares determined by dividing (i) an amount equal to $152,000 plus a percentage increase in such $152,000 amount which is equal to the percentage increase from the $19,000 Annual Retainer in effect at the time of the 1994 Annual Meeting of Shareholders of the Company to the Annual Retainer in effect at the date such director first becomes a director by (ii) the Fair Market Value of a Share on the date of grant. No increase in the Annual Retainer of the Non-Employee Directors after a person becomes a Non-Employee Director shall increase the number of Shares for which the Non-Qualified Stock Option granted under this Section 12(a) to such Non-Employee Director may be exercised. An employee of the Company or an Affiliate who terminates such employment and thereafter becomes a Non-Employee Director is not entitled to receive a Non-Qualified Stock Option under this Section 12(a), but will be entitled to receive Non-Qualified Stock Options under Section 12(b) hereof. A Non-Employee Director is not entitled to receive more than one Non-Qualified Stock Option under this Section 12(a) during his or her lifetime.

(b)
ANNUAL OPTION GRANTS. Each year on the date of the Annual Meeting of Shareholders of the Company, each Non-Employee Director who is a director of the Company immediately following such Annual Meeting shall, without any Committee action, automatically be granted a Non-Qualified Stock Option to purchase that number of Shares equal to the sum of (i) the Annual Retainer for Non-Employee Directors in effect when the grant is made, (ii) the aggregate meeting fees in effect when the grant is made for the total number of regular Board meetings held in the previous fiscal year and the median number of regular Board committee meetings directors were scheduled to attend during the previous fiscal year, and (iii) one annual committee chairmanship fee in effect when the grant is made, divided by the Fair Market Value of a Share on the date of the grant. No increase in the Annual Retainer, Board or Board committee meeting fee or committee chairmanship fee for Non-Employee Directors of the Company following the annual Non-Qualified Stock Option grant shall increase the number of Shares for which such Non-Qualified Stock Option may be exercised.

(c)
AGREEMENTS. Each such Non-Qualified Stock Option shall be evidenced by and subject to the provisions of an agreement setting forth the terms of the Non-Qualified Stock Option. It is intended that the provisions of this
Section 12 shall not cause the Non-Employee Directors to cease to be considered Disinterested Persons and, as a result, the provisions of this
Section 12 shall be interpreted to be consistent with the foregoing intent. Non-Employee Directors may not be granted Options under this Plan other than pursuant to the provisions of this Section 12.

(d)
PURCHASE PRICE; TERM AND EXERCISABILITY OF OPTIONS. The purchase price of each Share subject to a Non-Qualified Stock Option granted under this Section 12 shall be the Fair Market Value of a Share as of the date the Non-Qualified Stock Option is granted. Notwithstanding anything to the contrary stated in this Plan, for purposes of this Section 12 and the definition of Fair Market Value in Section 2(n) hereof, each Non-Qualified Stock Option granted pursuant to this Section 12 shall be deemed conclusively to have been granted prior to the close of the applicable securities exchange or system on the date of grant. Non-Qualified Stock Options granted to a Non-Employee Director shall vest and become exercisable in full one year after the date of grant, provided, however, that in no event shall a Non-Employee Director initially appointed by the Board be entitled to exercise a Non-Qualified Stock Option unless, and until such time as, such director shall have been elected to the Board by the shareholders of the Company. Notwithstanding the foregoing, vesting of a Non-Qualified Stock Option granted to a Non-Employee Director who shall have been elected by the shareholders of the Company shall accelerate and the Non-Qualified Stock Option shall become immediately exercisable in full upon the occurrence of a Change in Control or in the event that the Non-Employee Director ceases to serve as a director of the Company due to death, Disability or retirement under the policies of the Company then in effect providing for retirement of directors from the Board. Non-Qualified Stock Options granted to a Non-Employee Director shall expire at the earlier of (i) the ten-year anniversary date of the Non-Qualified Stock Option's grant, or (ii) the five-year anniversary date of the earlier of (A) termination as a director due to such death, Disability or retirement or (B) the date the Non-Employee Director otherwise ceases to be a director of the Company, provided that the Non-Qualified Stock Option granted to a Non-Employee Director initially appointed by the Board shall expire on the date such director ceases to be a director of the Company unless such director shall have been elected by the shareholders subsequent to the grant of the Non-Qualified Stock Option to such director.

(e)
PAYMENT OF OPTION PRICE. A Non-Employee Director may exercise a Non-Qualified Stock Option granted pursuant to this Section 12 using as payment any form of consideration provided for in Section 7(a) hereof, which form of payment shall be within the sole discretion of the Non-Employee Director, notwithstanding anything stated in Section 7(a) hereof.

(f)
LIMITED RIGHTS.

(i)
In conjunction with the grant of any Non-Qualified Stock Option pursuant to this Section 12 (a "Related Option"), the Non-Employee Director receiving such grant shall simultaneously be granted a limited Stock Appreciation Right ("Limited Rights") with respect to all of the Shares covered by such Related Option. Each Limited Right shall be evidenced by a written limited right certificate signed by an officer of the Company.

(ii)
Limited Rights shall be exercisable at any time within the thirty-day period after a Change in Control, whether or not the Related Option is exercisable and regardless of whether the Participant is a Non-Employee Director at the time of exercise, so long as the holder of the Related Option is a Non-Employee Director immediately preceding the Change in Control (provided that in no event shall a Non-Employee Director initially appointed by the Board be entitled to exercise the Limited Rights granted to such director under this Plan unless, and until such time as, such director shall have been elected to the Board by the shareholders of the Company).

(iii)
Notwithstanding the provisions of paragraph (ii) above, no Limited Right shall be exercised within a period of six months after the date of grant of the Limited Right.

(iv)
If Limited Rights are exercised, the Related Option shall no longer be exercisable to the extent of the number of Shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of a Related Option, Limited Rights granted with respect thereto shall terminate to the extent of the number of Shares as to which the Related Option was exercised or terminated.

(v)
A person entitled to exercise a Limited Right may, subject to its terms and conditions and the terms and conditions of this Plan, exercise such Limited Right in whole or in part by giving written notice to the Company of an election to exercise such Limited Right. The date the Company receives the notice is the exercise date. Upon exercise of Limited Rights, the holder shall promptly be paid an amount in cash for each Share with respect to which the Limited Rights are exercised equal to the difference between the exercise price per Share covered by the Related Option and the Fair Market Value per Share covered by the Related Option as of the date of exercise of the Limited Right.

(vi)
A Limited Right may not be assigned and shall be transferable only if and to the extent that the Related Option is transferable.

(g)
TRANSFERABILITY. During the lifetime of a Non-Employee Director who has been granted a Non-Qualified Stock Option pursuant to this Section 12, only the Non-Employee Director (or such Non-Employee Director's legal representative or, if transfers to members of the Non-Employee Director's "immediate family" or to family trusts or partnerships become permitted as hereinafter provided, a permitted transferee) may exercise the Non-Qualified Stock Option. No such Non-Qualified Stock Option may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. The foregoing sentence notwithstanding, from and after the earlier of (i) the time that Exchange Act Rule 16b-3 no longer prohibits such transfers as a condition to application of such Rule or (ii) the time that the Non-Employee Director retires from the Board and is no longer subject to the reporting requirements of Section 16 of the Exchange Act, such Non-Employee Director may transfer a Non-Qualified Stock Option granted pursuant to this Section 12 to any member of such Non-Employee Director's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Non-Employee Director's "immediate family" or partnerships in which such family members are the only partners; provided, however, that (i) the transferor receives no consideration for the transfer and (ii) such transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Non-Qualified Stock Option immediately prior to its transfer. Unless a Non-Qualified Stock Option granted pursuant to this Section 12 shall have expired, in the event of a Non-Employee Director's death, a Non-Qualified Stock Option granted to such Non-Employee Director pursuant to this Section 12 shall be transferable to the beneficiary, if any, designated by the Non-Employee Director in writing to the Company prior to the Non-Employee Director's death and such beneficiary shall succeed to the rights of the Non-Employee Director to the extent permitted by law. If no such designation of a beneficiary has been made, the Non-Employee Director's legal representative shall succeed to such Non-Qualified Stock Option, which shall be transferable by will or pursuant to the laws of descent and distribution.

(h)
PRIOR PLAN. In the event that this Plan is approved and ratified by the shareholders of the Company as provided by Section 14(a) hereof, all Non-Employee Director Non-Qualified Stock Options granted from and after such approval shall be deemed to have been granted pursuant to this Plan and not pursuant to any prior plan of the Company or otherwise.

13. ELECTIVE GRANTS TO NON-EMPLOYEE DIRECTORS IN LIEU OF COMPENSATION.

(a)
ISSUANCE OF RESTRICTED STOCK. Each Non-Employee Director may irrevocably elect to receive all or any portion of the Annual Retainer, plus any applicable fixed annual chairmanship fee payable to such Non-Employee Director, in the form of Restricted Stock to be issued as of the first day of the year for which such Annual Retainer is payable (currently October 1) (which issuances of Restricted Stock shall be prorated for fractional years for those Non-Employee Directors scheduled to retire, in accordance with the policies of the Company then in effect, prior to the annual meeting following such date). Each irrevocable election shall be made by the Non-Employee Director on a form provided by the Company and returned to the officer or other employee of the Company designated on such form at least six months before the date the Restricted Stock will be issued (currently April 1). In the event of such an election, a number of shares of Restricted Stock equal to the portion of the Annual Retainer and such chairmanship fees as to which the election is made, divided by the Fair Market Value of a Share as of the first business day of the month in which the Restricted Stock is issued, shall be issued in the name of the Non-Employee Director as of such date. The remainder of the Annual Retainer and such chairmanship fees shall be paid in cash to the Non-Employee Director at such time or times as payments thereof are customarily made by the Company to Non-Employee Directors who receive such payments in cash, except that each such payment shall be prorated based upon the total percentage of the Annual Retainer and such chairmanship fees with respect to which the Non-Employee Director has not elected to receive Restricted Stock.


(b)
LAPSE OF RESTRICTIONS. The Shares of Restricted Stock issued under this
Section 13 may not be assigned, sold, pledged, hypothecated or otherwise transferred or disposed of (including, without limitation, transfer by gift or donation) except that such restrictions shall lapse upon the first to occur of the following events:

(i)
death, or resignation or removal of the Non-Employee Director from the Board as a result of the Disability of the Non-Employee Director;

(ii)
retirement of the Non-Employee Director from the Board in accordance with the policies of the Company then in effect providing for retirement of Non-Employee Directors;

(iii)
acceptance by the Board of the offer of the Non-Employee Director to resign from the Board in accordance with the policies of the Company then in effect after a material change in such Non-Employee Director's full-time position or responsibilities;

(iv)
termination of service as a director with the consent of a majority of the members of the Board other than the terminating Non-Employee Director; or

(v)
a Change in Control.

The Shares of Restricted Stock shall be held by the Company until the lapse of the restrictions pursuant to this Section 13 (at which time they shall be delivered to the Non-Employee Director without any legend on the Share certificates referencing this Plan); provided, however, that unless and until the Shares of Restricted Stock are forfeited pursuant to the last sentence of this paragraph, the Non-Employee Director shall be entitled to all voting, dividend and distribution rights with respect to such Shares (except that dividends in Stock and Shares issued upon stock splits shall be deemed to constitute additional Restricted Stock to be held by the Company pursuant to this Plan). If the Non-Employee Director ceases to be a director of the Company before the restrictions on the Restricted Stock lapse pursuant to this Section 13, the Restricted Stock issued to the Non-Employee Director shall be forfeited and revert to the Company.

(c)
PRIOR PLAN. In the event that this Plan is approved and ratified by the shareholders of the Company as provided by Section 14(a) hereof, all Shares of Restricted Stock granted to Non-Employee Directors from and after such approval shall be deemed to have been granted pursuant to this Plan and not pursuant to any prior plan of the Company or otherwise.

14. GENERAL PROVISIONS.

(a)
EFFECTIVE DATE OF THIS PLAN. This Plan shall become effective as of April 29, 1994, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than August 31, 1994.

(b)
DURATION OF THIS PLAN. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 14(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 14(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. Except with respect to Awards granted pursuant to Sections 12 and 13 hereof, the date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to be effective and deemed to be granted on the occurrence of certain specified contingencies.

(c)
RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

(d)
TAX WITHHOLDING. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the individual may elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such individual or a subsequent return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws; provided, however, that if at any time withholding shall be required with respect to Non-Employee Directors, the Committee is required to permit a Non-Employee Director to make such an election, subject to the limitations of the following sentence. Such elections are subject to the following limitations if, and to the extent, such limitations are necessary to comply with Exchange Act Rule 16b-3 or any successor provision:

(1)
Except as set forth in clause (iii) below, any such election by a Participant who is then subject to the reporting requirements of Section 16 of the Exchange Act or any successor provision ("Section 16") or a Successor of such a Participant may be made only if the conditions set forth in clauses (i) and
(ii) below are satisfied:

(i) (A) the election may be made during the period beginning on the third business day following the date of public release of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date, or (B) the election may be made at least six months prior to the date the Award is paid to the Participant;

(ii)
an election may not be made within six months of the date of grant of the Award to which the payment relates; provided, however, that such restriction does not apply in the event death or Disability of the Participant occurs prior to such election and during that six-month period;

(iii)
notwithstanding the foregoing, a Participant who tenders previously owned Shares to the Company in payment of the purchase price of Shares in connection with exercise of an Option may also tender previously owned Shares to the Company in satisfaction of any tax withholding obligations in connection with such Option exercise without regard to the time periods set forth in clauses (i) and (ii) above.

The foregoing restrictions do not apply to any Participant who is not subject to the reporting requirements of Section 16 at the time of the election.

(2)
Any such election by a Participant who is subject to the reporting requirements of Section 16 at the time is irrevocable and is subject to approval by the Committee. The Committee's approval may be granted in advance but is subject to revocation by the Committee at any time.

(e)
AMENDMENT, MODIFICATION AND TERMINATION OF THIS PLAN. Except as provided in this Section 14(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 14(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3,
Section 422 of the Code, their successor provisions, or any other applicable law or regulation. Without the approval of the shareholders of the Company, no amendment, modification, termination or suspension of this Plan may alter the provisions of this Plan so as to change the terms, conditions or eligibility requirements of Awards granted or, subject to the right of the Board to discontinue this Plan, to be granted to Non-Employee Directors pursuant to Section 12 or 13 hereof. In no event shall the provisions of this Plan as they relate to Options, Limited Rights or Shares of Restricted Stock granted pursuant to Section 12 or 13 hereof be amended more than once every six months other than to comply with changes in the Code. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor under an Award granted before the date of termination, suspension or modification, unless otherwise agreed by the Participant in the Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 14(f) hereof does not adversely affect any right of a Participant under an Award.

(f)
ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of Shares available for Awards under this Plan, in the limitations on the number and type of Shares that may be issued to an individual Participant, in the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 14(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.


(g)
FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change: (a) involving a merger, consolidation or statutory share exchange, unless appropriate provision shall be made (which the Committee may, but shall not be obligated to, make) for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, to be issuable upon the exercise of options or used to calculate payments upon the exercise of stock appreciation rights in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or (b) involving the dissolution or liquidation of the Company, the Committee may, but shall not be obligated to, declare, at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash equal to (i) for each Share covered by the cancelled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 14(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this
Section 14(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right that has been outstanding for at least six months and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 14(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be cancelled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 14(g) if such Option or Stock Appreciation Right shall have expired pursuant to an Agreement. For purposes of this Section 14(g) only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

(h)
OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(i)
BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a Participant's Award at death is permitted by this Plan or under an Agreement,
(i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

(j)
FORFEITURES. In the event an Employee has received or been entitled to payment of cash, delivery of Stock or a combination thereof pursuant to an Award within six months prior to the Employee's termination of employment with the Company and its Affiliates, the Committee, in its sole discretion, may require the Employee to return or forfeit the cash and/or Stock received with respect to the Award (or its economic value as of (i) the date of the exercise of Options or Stock Appreciation Rights, (ii) the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Stock without restrictions, or (iii) the date on which the right of the Employee to payment with respect to Performance Shares vests, as the case may be) in the event of any of the following occurrences: competition with the Company or any Affiliate, unauthorized disclosure of material proprietary information of the Company or any Affiliate, a violation of applicable business ethics policies or business policies of the Company or any Affiliate, or any other occurrence specified in the related Agreement. The Committee's right to require forfeiture must be exercised within 90 days after discovery of such an occurrence but in no event later than 15 months after the Employee's termination of employment with the Company and its Affiliates.

(k)
UNFUNDED PLAN. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(l)
LIMITS OF LIABILITY.

(i)
Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

(ii)
Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

(m)
COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Shares may, at the time, be listed.

(n)
DEFERRALS AND SETTLEMENTS. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts. Participants who are eligible to participate in the Medtronic, Inc. Capital Accumulation Plan Deferral Program ("CAP") shall be entitled to defer some or all of the cash portion of any Performance Shares granted to them hereunder in accordance with the terms of the CAP.


15. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

16. SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17. TERMINATION OF PRIOR PLANS. Effective upon the approval of this Plan by the Company's shareholders as provided by Section 14(a) hereof, no further grants of options, performance shares or restricted stock or any other awards shall be made under the Company's 1979 Restricted Stock and Performance Share Award Plan, 1979 Nonqualified Stock Option Plan, 1989 Phantom Stock Award
Plan or 1991 Restricted Stock Plan for Non-Employee Directors (the "Prior Plans"). Thereafter, all grants and awards made under the Prior Plans prior to such approval by the shareholders shall continue in accordance with the terms of the Prior Plans.
                                                                    APPENDIX B

                               MEDTRONIC, INC.
                          MANAGEMENT INCENTIVE PLAN
                      (AMENDED EFFECTIVE APRIL 29, 1994)

                                 I. PURPOSES

This Medtronic, Inc. Management Incentive Plan is effective as of April 29, 1994 (the "Plan") and amends and restates in its entirety the existing Restated Medtronic, Inc. Management Incentive Plan originally adopted May 1, 1977 and most recently restated June 27, 1991. The Plan is designed to motivate officers and other key employees to achieve the Company's operating goals by providing the opportunity for incentive compensation in addition to annual salaries. The Plan is also designed to promote the accomplishment of management's primary annual objectives as reflected in the Company's annual operating plan, in the various business unit annual operating plans, and in the objectives established by management for employees, and to recognize the achievement of management's objectives through the payment of incentive compensation.

It is not the purpose of this Plan to reward employees for consistent performance of primary job responsibilities, nor to assure the payment of fixed salaries comparable in amount to those paid by similar companies, nor to recognize achievements related to successful daily performance on the job, all of which are intended to be identified, recognized, and rewarded through the Company's ongoing administration of base salaries.

The Company intends that all amounts paid to Covered Employees under this Plan should qualify as deductible "performance-based compensation" under
Section 162(m) of the Code, and the Plan shall be interpreted in accordance with this intent.

                               II. DEFINITIONS

2.01 DEFINITIONS. As used in the Plan:

(a)
"Affiliate" shall mean any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

(b)
"Board of Directors" or "Board" shall mean the Board of Directors of the Company.

(c)
"Chief Executive Officer" shall mean the person duly elected by the Board to the office of Chief Executive Officer of the Company.

(d)
"Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

(e)
"Committee" shall mean the Compensation Committee of the Board of Directors, which shall consist of members of the Board who are not employees and who are not eligible for participation in this Plan.

(f)
"Company" shall mean Medtronic, Inc., its Affiliates and their successors and assigns.

(g)
"Covered Employee" shall mean any Employee who is a "covered employee" as defined in section 162(m) of the Code.

(h)
"Employee" shall mean any employee of the Company, whether or not an officer or member of the Board, but excluding any temporary employee and any person serving the Company only in the capacity of a member of the Board.

(i)
"Participant" shall mean an Employee who has been selected in accordance with the Plan's terms by the Committee or the Chief Executive Officer for participation in this Plan.

(j)
"Participation Categories" shall mean those categories which specify the range of plan awards, one of which categories will be assigned to each Plan Participant. The Participation Categories may be redesignated or revised (such as by establishing more or fewer categories or by changing the percentages of salary ranges applicable to a category) from time to time at or prior to the commencement of an applicable Plan Year by the Committee or, except as otherwise provided in Sections 3.02 and 3.03, by the Chief Executive Officer if such administrative responsibility has been delegated to such officer by the Committee.

(k)
"Performance Categories" shall mean those financial and management objective-based categories for performance measurement specified in Section
4.05 hereof.

(l)
"Plan Year" shall mean the applicable fiscal year of the Company.

(m)
"Salary" shall mean the direct gross (as opposed to taxable) compensation earned by a Participant as base salary during the Plan Year, excluding any and all commissions, bonuses, incentive payments for the current Plan Year or prior Plan Years and other similar payments.

(n)
"Subsidiary" means a "subsidiary corporation," as that term is defined in
Section 424(f) of the Code, or any successor provision.

Certain other terms used in the Plan shall have the meanings ascribed to such terms in the text of the Plan.

                       III. ADMINISTRATION OF THE PLAN

3.01 COMMITTEE OVERSIGHT. The Committee will administer the Plan by majority vote. The Committee may establish such rules and regulations as it deems necessary for the Plan and its interpretation. In addition, the Committee may make such determinations and take such actions in connection with the Plan as it deems necessary. Each determination made by the Committee in accordance with the provisions of the Plan will be final, binding and conclusive. The Committee may rely on the financial statements certified by the Company's independent public accountants.

3.02 CHIEF EXECUTIVE OFFICER'S OVERSIGHT. Except as provided in Section 3.03, the Committee may delegate some or all of its administrative powers and responsibilities under the Plan to the Chief Executive Officer for Employees other than any Covered Employee. The Chief Executive Officer may make such determinations and take such actions within the scope of such delegation and as otherwise provided in the Plan as he deems necessary. Each such determination made by the Chief Executive Officer will be final, binding and conclusive. The Chief Executive Officer may rely on the financial statements certified by the Company's independent public accountants. Unless the Committee determines otherwise, the Committee shall be treated as delegating its authority to the Chief Executive Officer to the full extent permitted hereunder.


3.03 FURTHER APPROVAL NECESSARY. The Committee in its sole discretion may modify, suspend, terminate or reinstate the Plan; provided, however, that the Committee must receive prior approval of the Board of Directors (a) to render nonemployees, whether or not members of the Board of Directors, eligible to participate in the Plan, or (b) to increase the maximum awards (expressed as a percentage of salary) for a Participation Category beyond the maximum award which has been previously approved by the Board for such Participation Category.



                      IV. ELIGIBILITY AND PARTICIPATION

4.01 CERTAIN PARTICIPANTS SELECTED BY COMMITTEE. At the beginning of each Plan Year (or at such other time as is consistent with the requirements under Section 162(m) of the Code), the Committee will assign each Covered Employee to a Participation Category.

4.02 OTHER PARTICIPANTS. Employees eligible to participate in the Plan shall include executives, heads of key staff functions, heads of operating business units and other major contributors to business unit or corporate results. At the beginning of each Plan Year, the Chief Executive Officer will select Participants in the Plan (other than those Participants who are to be assigned to Participation Categories by the Committee pursuant to Section
4.01 hereof) from among such eligible employees. In addition, the Chief Executive Officer may select other employees (other than Covered Employees) to participate in the Plan when the Chief Executive Officer, in his sole discretion, deems such participation appropriate.

4.03 FUTURE PARTICIPATION. Participation in the Plan during one Plan Year does not guarantee participation during any other Plan Year.

4.04 PARTICIPATION CATEGORY. The Chief Executive Officer shall designate for each Participant in the Plan (other than Covered Employees) a Participation Category for purposes of determining the Participant's award. The Participation Categories and relative awards for such category for each Plan Year shall be set forth in writing. The range of potential awards to Participants under the Plan is stated for each Participation Category as percentages of each Participant's Salary and, if minimum performance objectives are met or exceeded, actual awards will fall within a scale ranging from designated minimum awards to designated target awards to designated maximum awards. The designated target award for each respective Participation Category is sometimes referred to herein as the "Target Award Percentage." Notwithstanding any contrary provisions of this Plan, the final award granted to any Participant under this Plan shall not be permitted to exceed the maximum award as a percentage of Salary for such Participant's Participation Category.

4.05 PERFORMANCE CATEGORY. Each Participant's entitlement to an award under the Plan will be based on one or more of the weighted combinations of the performance of the Participant individually, as part of a team or as a member of management ("Management" performance), the Participant's division or other business unit ("Unit Financial" performance) and the Company as a whole ("Corporate Financial" performance). The Chief Executive Officer shall designate for each Participant in the Plan (except for Covered Employees) a Performance Category for purposes of establishing such weighted combination from the Participant's Performance Categories. The Committee shall designate Performance Categories for all Covered Employees; provided however, that for Covered Employees such Performance Categories shall be based solely on one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profit after taxes), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total shareholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover, or economic value added. For Covered Employees, such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate, or individual performance, and such designated targets will be treated as Corporate Financial objectives, Unit Financial objectives, or Management objectives as appropriate.

                          V. PERFORMANCE OBJECTIVES

5.01 CORPORATE FINANCIAL OBJECTIVES. Subject to Section 4.05 hereof, at the beginning of each Plan Year, or, with respect to Covered Employees, at such other time as is consistent with the requirements under Section 162(m) of the Code, the Committee will establish the Corporate Financial objectives by which the Company's financial performance during the Plan Year will be measured. Each Corporate Financial objective shall have a stated performance target. In the event that more than one Corporate Financial objective is used, the multiple Corporate Financial objectives shall be appropriately weighted by percentage in accordance with their importance (with the aggregate weighted objectives totalling 100%) at the time the objectives are established. At the end of each Plan Year the degree of achievement of each stated Corporate Financial objective shall be expressed as a percentage of the Corporate Financial performance target for each such objective. When one objective is used, such percentage shall constitute the "Corporate Financial Score" as such term is used herein. (When more than one objective is used, the determined percentage achievement of each objective's target must be multiplied by the percentage weight (out of 100%) assigned to each such specific objective, and the resulting percentages for the various objectives must then be added and such sum shall constitute the Corporate Financial Score.) The relationship between Corporate Financial performance and awards hereunder will be distributed to all Participants at the beginning of each Plan Year.

5.02 OVERRIDING MINIMUM THRESHOLD. At the beginning of each Plan Year (or at such other time as is consistent with the requirements under Section 162(m) of the Code), the Committee will designate a minimum threshold level of Corporate Financial performance objective(s) which the Company must achieve for there to be any award made under the Plan. If such minimum threshold is not met or exceeded, no awards will be paid to Participants regardless of whether other Corporate Financial objectives, Unit Financial objectives or Management objectives have been met.

5.03 UNIT FINANCIAL OBJECTIVES. Subject to Section 4.05 hereof, at the beginning of each Plan Year (or at such other time as is consistent with the requirements under Section 162(m) of the Code), the Vice President or other unit head responsible for each business unit of the Company will recommend and the Chief Executive Officer will adopt the Unit Financial objectives by which the business Unit's Financial performance will be measured. The Unit Financial objective(s) will be based on financial goals reflected in the respective business unit's fiscal year operating plan. Each Unit Financial objective shall have a stated performance target. In the event that more than one Unit Financial objective is used, the multiple Unit Financial objectives shall be appropriately weighted in accordance with their importance (with the aggregate weighted objectives totalling 100%). At the end of each Plan Year the degree of achievement of each stated Unit Financial objective shall be expressed as a percentage of the Unit Financial performance target for each objective. When one objective is used, such percentage shall constitute the "Unit Financial Score" as such term is used herein. When more than one objective is used, the determined percentage achievement of each objective's target must be multiplied by the percentage weight (out of 100%) assigned to each such specific objective, and the resulting percentages for the various objectives must then be added and such sum shall constitute the Unit Financial Score. The relationship between Unit Financial performance and awards hereunder shall be distributed at the beginning of each Plan Year to all Participants to which it applies. For all Participants other than Covered Employees, at the beginning of each Plan Year each business unit Vice President or other unit head may recommend and the Chief Executive Officer may adopt, in the Chief Executive Officer's sole discretion, a minimum threshold level of the business unit's most significant financial objective which the business unit must achieve for there to be any award based on such business unit's financial and management performance. If such minimum is established for any Participant (other than a Covered Employee) and is not met or exceeded, no award will be paid for one or both of the Unit Financial and Management portions, as determined by the Chief Executive Officer, under the Performance Category of each Participant in the business unit. The Committee shall determine whether a minimum threshold level shall apply in the case of a Covered Employee and the consequences of the failure to attain such minimum threshold level.

5.04 MANAGEMENT OBJECTIVES. Subject to Section 4.05 hereof, at the beginning of each Plan Year (or, with respect to Covered Employees, at such other time as is consistent with the requirements under Section 162(m) of the Code), the manager of each Participant will recommend and the Chief Executive Officer will adopt the Management objectives by which the individual Participant's performance will be measured. Management objectives shall relate to objectives in the business unit's annual operating plan and/or long-range plan. Each Management objective shall have a stated performance target. In the event that more than one Management objective is used, the multiple Management objectives shall be appropriately weighted by percentage, at the time they are established, in accordance with their importance (with the aggregate weighted objectives totalling 100%). At the end of each Plan Year the degree of achievement of each stated Management objective shall be expressed as a percentage of the Management performance target for each such objective. When one objective is used, such percentage shall constitute the "Management Score" as such term is used herein. When more than one objective is used, the determined percentage achievement of each objective's target must be multiplied by the percentage weight (out of 100%) assigned to each such specific objective, and the resulting percentages for the various objectives must then be added and such sum shall constitute the Management Score. The relationship between individual performance and awards hereunder will be distributed at the beginning of each Plan Year to all Participants to which it applies.

5.05 FINAL AWARD FUNDING. At the end of each Plan Year, the Chief Executive Officer will submit to the Committee a statement of the proposed final award to be granted to each Participant (including Covered Employees) under the terms of the Plan. The Committee shall determine and certify that the performance goals were satisfied and shall make the final award for each such Participant; provided that no Covered Employee may receive an award under this Plan in excess of $2 million during any Plan Year. The Chief Executive Officer shall make the final award for each Participant, other than Covered Employees, subject, however, to having first received the Committee's approval of the aggregate amount of the awards to be paid to all of such Participants.

                    VI. CALCULATION AND PAYMENT OF AWARDS

6.01 CALCULATION OF AWARDS. Each Participant's final award shall be equal to the sum of the following:

(a)
CORPORATE FINANCIAL PORTION. The Corporate Financial portion of each Participant's award will be the product of (i) the Participant's Salary, (ii) the Target Award Percentage for the Participant's applicable Participation Category, (iii) the Corporate Financial percentage under the Participant's Performance Category and (iv) the Corporate Performance Score;

(b)
UNIT FINANCIAL PORTION. The Unit Financial portion of each Participant's award will be the product of (i) the Participant's Salary, (ii) the Target Award Percentage for the Participant's applicable Participation Category,
(iii) the Unit Financial percentage under the Participant's Performance Category and (iv) the Unit Financial Score; and

(c)
MANAGEMENT PORTION. The Management portion of each Participant's award will be the product of (i) the Participant's Salary, (ii) the Target Award Percentage for the Participant's applicable Participation Category, (iii) the Management percentage under the Participant's Performance Category and (iv) the individual's Management Score;

provided, however, that for Covered Employees subsection (i) of (a), (b) and
(c) above shall be equal to such Participant's annual Salary in effect on the first day of the Plan Year, if required to comply with Section 162(m) of the Code.


6.02 PAYMENT OF AWARDS. Final awards shall be paid to each Participant in cash within 90 days after the end of the Plan Year. Notwithstanding the preceding sentence: (1) a Participant who is eligible to participate in the Medtronic, Inc. Capital Accumulation Plan Deferral Program ("CAP") shall be entitled to defer any part or all of the award granted to him or her hereunder in accordance with the terms of the CAP, and (2) if the Committee in its discretion permits, a Participant may elect to receive stock options granted under the Company's 1994 Stock Award Plan in lieu of any part or all of the cash award to which the Participant would otherwise be entitled hereunder, in accordance with rules established by the Committee for such purpose.



                          VII. EMPLOYMENT PROVISIONS

7.01 PROMOTIONS AND NEW EMPLOYEES. Except as to Covered Employees (as to whom such determinations must be made by the Committee), Employees who are newly hired or promoted into positions eligible for participation in the Plan will participate in the degree deemed appropriate, if at all, by the Chief Executive Officer and at the sole discretion of the Chief Executive Officer.

7.02 TERMINATION OF EMPLOYMENT.

(a)
DEATH, DISABILITY OR RETIREMENT. Following termination of employment (which shall be deemed to occur on the date on which the Participant ceases working for the Company) during a Plan Year by reason of death, disability or normal or early retirement, a Participant will be eligible to receive a pro rata award equal to the portion of the final award, otherwise determined in accordance with Section 6.01, represented by the percentage equal to the number of full months of employment during the Plan Year divided by 12. Such pro rata award will be paid in accordance with Section 6.02.

(b)
OTHER TERMINATION. Following a termination of employment (which shall be deemed to occur on the date on which the Participant ceases working for the Company) during a Plan Year for any reason other than death, disability or normal or early retirement, a Participant's eligibility to receive an award for that Plan Year will be determined solely at the discretion of the Chief Executive Officer, or, in the case of a Covered Employee, solely at the discretion of the Committee. No such award may exceed a pro rata portion of the amount that normally would be available under the Plan, with such pro rata portion to be determined as in Section 7.02(a).

If a Participant's employment is terminated for "Cause," the time at which such employee ceases to be an employee for purposes of this subparagraph shall mean the time at which such employee is instructed or notified to cease performing his or her job responsibilities for the Company or any Affiliate, whether or not for other reasons such as payroll, benefits or compliance with legal procedures or requirements that he or she may still have other attributes of an employee. For purposes of this subparagraph, "Cause" shall mean (i) failure to comply with any material policies and procedures of the Company, (ii) conduct reflecting dishonesty or disloyalty to the Company, or which may have a negative impact on the reputation of the Company, (iii) commission of a felony, theft or fraud, or violations of law involving moral turpitude or (iv) failure to perform the material duties of his or her employment.

7.03 NO EMPLOYMENT CONTRACT. Nothing contained in the Plan shall create any right in any employee to continued employment or otherwise affect his or her status as an employee-at-will.

                        VIII. MISCELLANEOUS PROVISIONS

8.01 NONASSIGNABILITY OF BENEFITS. No Participant, nor his or her legal representative, shall have any right to assign, transfer, appropriate, encumber or anticipate any interest in the Plan or any payments hereunder. Participants have only the right to receive payments under this Plan if, as and when such payments are due and payable under the terms and conditions of the Plan.

8.02 WITHHOLDING TAXES. The Company will deduct from all payments under the Plan any taxes required to be withheld by the federal or any state or local government and will pay over such taxes to such government for the account of such Participant.

8.03 EXPENSES OF THE PLAN. The Company will bear all of the expenses of administering the Plan and will not charge such expenses against amounts payable hereunder.

8.04 APPLICABLE LAW. This Plan, all determinations made hereunder, and all actions taken pursuant hereto will be governed by the laws of the state of Minnesota.

                            IX. CHANGE IN CONTROL

9.01 CALCULATION OF AWARDS. Notwithstanding any other provisions of this Plan, including without limitation the minimum threshold requirements of Sections 5.02 and 5.03 and the provisions of Section 7.02(b) which shall not apply, Participants shall be entitled to a final award calculated in accordance with Section 6.01 of the Plan during any Plan Year in which there is a Change in Control, as defined in Section 9.03 hereof; provided, however, that for purposes hereof the amount of the final award shall be the product of (i) the amount of the Participant's Salary that the Participant would have earned if paid through the end of the Plan Year at the Participant's base salary in effect at the time of the Change in Control and (ii) the greater of
(A) the target award as a percentage of salary for the Participant's Participation Category or (B) if the Change in Control occurs after the first quarter of a Plan Year, the award as a percentage of salary that the Participant would have received if (1) no Change in Control had occurred during such Plan Year, (2) Participant's employment did not terminate during such Plan Year and (3) the applicable Management performance, Unit Financial performance and Corporate Financial performance (or if less than all such performance categories are to be taken into consideration in determining the achievement of performance objectives of the Participant, such categories as are to be taken into consideration in determining the achievement of such performance objectives) had equalled the performance most recently projected by the Company prior to the Change in Control with respect to such performance categories for such Plan Year (adjusted to exclude (a) all legal, accounting, investment banking and other costs and expenses incurred or projected by the Company in connection with, or in opposition to, the events resulting in the Change in Control and (b) the projected effect of the Change in Control upon Management performance, Unit Financial performance and Corporate Financial performance). The Company shall compute such projections for the Plan Year at or about the end of each quarter, except the last quarter, of each Plan Year.


9.02 PAYMENT OF AWARDS. Final awards shall be paid under this Article IX within 90 days following the occurrence of the earliest Change in Control described in Section 9.03. Notwithstanding the preceding sentence, a Participant who is eligible to participate in the CAP shall be entitled to defer any part or all of the award granted to him or her hereunder in accordance with the terms of the CAP.

9.03 CHANGE IN CONTROL. For purposes of this Article IX, a "Change in Control" shall mean:

(i)
the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or any Subsidiary, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (D) any acquisition by any corporation with respect to which, following such acquisition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

(ii)
individuals who, as of the effective date of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

(iii)
approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange do not, following such reorganization, merger, consolidation or exchange, beneficially own, directly or indirectly, more than 55% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

(iv)
approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

Notwithstanding the foregoing provisions of this definition, a Change of Control shall not be deemed to occur with respect to a Participant if the acquisition of the 30% or greater interest referred to in subparagraph (i) of this definition is by a group, acting in concert, that includes the Participant or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subparagraph (iii) or (iv) of this definition by a group, acting in concert, that includes that Participant.



                             MEDTRONIC, INC.
                                                                         PROXY
                      ANNUAL MEETING -- AUGUST 31, 1994
  The undersigned appoints WINSTON R. WALLIN and RONALD E. LUND, and each of them, as Proxies, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of the undersigned at the 1994 Annual Meeting of Shareholders of Medtronic, Inc. at the Medtronic, Inc.
    Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota, at 10:00 a.m., Central Daylight Time, on
         Wednesday, August 31, 1994, and at any adjournment thereof.
                 The Board of Directors recommends votes FOR:
1. ELECT CLASS II DIRECTORS FOR THREE-YEAR TERMS:
  Nominees: William W. George, Bernadine P. Healy, M.D., Richard L. Schall, Gordon M. Sprenger, and Richard A. Swalin, Ph.D.
[ ] FOR all nominees listed above (except those whose names have been written on the line below)
[ ] WITHHOLD AUTHORITY to vote for all nominees listed above
    (To withhold authority to vote for any nominee, write that nominee's name on the line below.)
           (Continued and to be signed and dated on the other side)
2. Approve adoption of the 1994 Stock Award Plan.
                                           [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
3. Approve adoption of the Management Incentive Plan.
                                           [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
4. Approve appointment of Price Waterhouse as independent auditors.
                                           [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.
 Date: , 1994PLEASE DATE AND SIGN ABOVE exactly as name appears, indicating, if appropriate, official position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.
    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS.


                               MEDTRONIC, INC.
                                                                         PROXY
                      ANNUAL MEETING -- AUGUST 31, 1994
  The undersigned appoints WINSTON R. WALLIN and RONALD E. LUND, and each of them, as Proxies, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of the undersigned at the 1994 Annual Meeting of Shareholders of Medtronic, Inc. at the Medtronic, Inc.
    Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota, at 10:00 a.m., Central Daylight Time, on
         Wednesday, August 31, 1994, and at any adjournment thereof.
                 The Board of Directors recommends votes FOR:
1. ELECT CLASS II DIRECTORS FOR THREE-YEAR TERMS:
  Nominees: William W. George, Bernadine P. Healy, M.D., Richard L. Schall, Gordon M. Sprenger, and Richard A. Swalin, Ph.D.
[ ] FOR all nominees listed above (except those whose names have been written on the line below)
[ ] WITHHOLD AUTHORITY to vote for all nominees listed above
    (To withhold authority to vote for any nominee, write that nominee's name on the line below.)
           (Continued and to be signed and dated on the other side)
2. Approve adoption of the 1994 Stock Award Plan.
                                           [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
3. Approve adoption of the Management Incentive Plan.
                                           [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
4. Approve appointment of Price Waterhouse as independent auditors.
                                           [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.
    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS.
Benefit Plan Shares
ESOP Shares
Restricted Shares
Registered Shares
                                 Date: , 1994
      PLEASE DATE AND SIGN ABOVE exactly as name appears, indicating, if appropriate, official position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.